UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INTERPACE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

July 7, 2026

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Biosciences, Inc.’s (“Interpace,” the “Company,” “we,” “us” or “our”) Annual Meeting of Stockholders to be held on August 20, 2026, at 4:00 p.m., Eastern Time (the “Annual Meeting”).

This Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the Annual Meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2026. If you intend to participate in the Annual Meeting, please refer to the section “General Information About the Annual Meeting and Voting” below.

During our Annual Meeting, we will discuss each item of business described in the Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement enclosed with this letter. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting via the Internet or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on June 29, 2026 are entitled to notice of and to vote at the Annual Meeting.

The following Notice of the 2026 Annual Meeting of Stockholders, Proxy Statement and proxy card include information about the matters to be acted upon by stockholders at the Annual Meeting. We hope that you will exercise your right to vote, either by attending the Annual Meeting online and voting electronically or by voting through other acceptable means as promptly as possible. You may vote electronically, by telephone, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. If you have any questions, please contact Christopher McCarthy, our Chief Financial Officer and Chief Operating Officer, by telephone at 412-224-6100 ext. 6705 or by email at cmccarthy@interpace.com.

We are delighted to have you as a stockholder of Interpace, and we thank you for your ongoing support.

Sincerely,

/s/ Thomas W. Burnell
Thomas W. Burnell
President, Chief Executive Officer and Chairman of the Board

2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054

Phone: 412.224.6100 · Toll Free: 855.776.6419 · http://www.interpace.com

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NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 20, 2026

To the Stockholders of Interpace Biosciences, Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/IDXG2026 on August 20, 2026 at 4:00 p.m., Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1. To approve an Amended and Restated Certificate of Incorporation;

2. To grant the Company’s Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock within the range of 1-for-2 to 1-for-10 with the exact ratio, if any, to be determined by the Company’s Board of Directors not later than one (1) year after stockholder approval thereof;

3. To approve the Company’s 2026 Equity Incentive Plan;

4. To approve the Company’s 2026 Employee Stock Purchase Plan;

5. If the stockholders approve Proposal 1 to Amend and Restate the Company’s Certificate of Incorporation, to elect five (5) directors to serve on our Board of Directors for a term ending as of our 2027 Annual Meeting of Stockholders or until each such director’s successor is duly elected and qualified. If the stockholders do not approve Proposal 1 to Amend and Restate the Company’s Certificate of Incorporation, to elect two (2) directors to serve as Class I directors for a term ending as of our 2028 Annual Meeting of Stockholders and two (2) directors to serve as Class III directors for a term ending as of our 2029 Annual Meeting of Stockholders, or until each such director’s successor is duly elected and qualified.

6. To approve a non-binding advisory vote on a resolution approving the compensation of our named executive officers;

7. To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

8. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on June 29, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. This should increase access, improve communication and obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the Annual Meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2026.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten (10) days prior to the Annual Meeting. If you would like to inspect the list, please call Christopher McCarthy, the Company’s Chief Financial Officer and Chief Operating Officer, at 412-224-6100 ext. 6705 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about July 10, 2026, we will mail to our stockholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) containing instructions on how to access our Proxy Statement and our 2025 Annual Report on Form 10-K, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 5 of the Proxy Statement or your attached proxy card.

By order of the Board of Directors,

/s/ Thomas W. Burnell
Thomas W. Burnell
President, Chief Executive Officer and Chairman of the Board

Dated: July 7, 2026

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders

to be Held on August 20, 2026

The Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders

and Annual Report are also available on the Internet at

www.proxyvote.com

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PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) has made these materials available to you electronically in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This proxy statement (“Proxy Statement”) describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about July 10, 2026. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (the “Annual Report”), on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1. To approve an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (“Proposal 1” or the “Certificate of Incorporation Proposal”);

2. To grant the Board discretionary authority to amend the Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), within the range of 1-for-2 to 1-for-10 with the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board and the Reverse Stock Split to be implemented not later than one (1) year after stockholder approval thereof (“Proposal 2” or the “Reverse Stock Split Proposal”);

3. To approve the Company’s 2026 Equity Incentive Plan (the “2026 Plan” and such proposal, “Proposal 3” or the “Equity Incentive Plan Proposal”);

4. To approve the Company’s 2026 Employee Stock Purchase Plan (the “2026 ESPP” and such proposal, “Proposal 4” or the “ESPP Proposal”);

5. If the stockholders approve Proposal 1 to Amend and Restate the Certificate of Incorporation, to elect five (5) directors to serve on the Board for a term ending as of our 2027 Annual Meeting of Stockholders or until each such director’s successor is duly elected and qualified. If the stockholders do not approve Proposal 1 to Amend and Restate the Certificate of Incorporation, to elect two (2) directors to serve as Class I directors for a term ending as of our 2028 Annual Meeting of Stockholders and two (2) directors to serve as Class III directors for a term ending as of our 2029 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified (“Proposal 5” or the “Director Election Proposal”);

6. To approve a non-binding advisory vote on a resolution approving the compensation of our named executive officers (“Proposal 6” or the “Executive Compensation Proposal”);

7. To ratify the appointment of EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 7” or the “Auditor Ratification Proposal”); and

8. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In addition, management will be available to respond to questions from stockholders.

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What are the Board’s voting recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote “FOR” each of Proposals 1, 2, 3, 5, 6 and 7 and with respect to Proposal 4, the Board recommends a vote for each nominee nominated by the Board.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on June 29, 2026 (the “Record Date”) may vote at the Annual Meeting. There were 27,700,904 shares of Common Stock outstanding on the Record Date. A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten (10) days prior to the Annual Meeting. If you would like to inspect the list, please call Christopher McCarthy, the Company’s Chief Financial Officer and Chief Operating Officer, at 412-224-6100 ext. 6705 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting.

What are the voting rights of the holders of Common Stock?

Each outstanding share of Common Stock will be entitled to one vote per share on each matter considered at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card have been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

How can you vote?

Record Owners and Beneficial Owners Who Have Been Provided With a 16-Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:

1. Over the Internet - If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/ IDXG2026 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2. By Telephone - If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner - Complete and sign the attached proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to matters that may be considered “routine,” such as Proposals 2 and 7, the Reverse Stock Split Proposal and the Auditor Ratification Proposal, respectively. For Proposals 2 and 7, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting but will not be considered votes cast by the stockholders at the Annual Meeting and therefore will not have any effect with respect to those proposals.

Proposals 1, 3, 4, 5 and 6 are “non-routine” matters for which discretionary voting power does not exist under applicable rules. A broker, trustee, or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposals 1, 3, 4, 5 and 6. For Proposals 1, 3, 4, 5 and 6, abstentions will be counted for the purpose of determining whether a quorum is present at the Annual Meeting but abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and therefore will not have any effect with respect to Proposals 3, 4, 5 and 6 and will have the same effect as a vote “AGAINST” Proposal 1.

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How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

FOR approval of the Certificate of Incorporation Proposal (Proposal 1);

FOR approval of the Reverse Stock Split Proposal (Proposal 2);

FOR approval of the Equity Incentive Plan Proposal (Proposal 3);

FOR approval of the ESPP Proposal (Proposal 4);

FOR the Director nominees nominated by the Board (Proposal 5);

FOR approval of the Executive Compensation Proposal (Proposal 6); and

FOR approval of the Auditor Ratification Proposal (Proposal 7).

What constitutes a quorum?

A quorum is necessary in order to conduct the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of our outstanding shares of Common Stock on the Record Date are represented at the Annual Meeting in person or by proxy. As of the date of this Proxy Statement, two investors control an aggregate of approximately eighty-four percent (84%) of our outstanding shares of Common Stock.

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions and broker non-votes with respect to Proposals 2 and 7 will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present virtually or by proxy may adjourn the Annual Meeting to a date when a quorum is present. If an adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal 1: The Certificate of Incorporation Proposal.

The affirmative vote of seventy-five percent (75%) of the shares of Common Stock outstanding as of the Record Date and entitled to vote is required to approve this proposal. Broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal.

Proposal 2: The Reverse Stock Split Proposal.

The votes cast for this proposal at the Annual Meeting must exceed the votes cast against this proposal at the Annual Meeting in order for it to be approved. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

Proposal 3: The Equity Incentive Plan Proposal.

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

Proposal 4: The ESPP Proposal.

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

Proposal 5: The Director Election Proposal.

The election of the director nominees for whom we are soliciting proxies requires a plurality of the votes of the shares of Common Stock voted at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the five (5) nominees receiving the highest number of votes cast “FOR” such nominee if Proposal 1 is approved and by the two (2) nominees receiving the highest number of votes cast “FOR” such nominee as a Class I director and by the two (2) nominees receiving the highest number of votes cast “FOR” such nominee as a Class III director if Proposal 1 is not approved. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

Proposal 6: The Executive Compensation Proposal.

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve this proposal on a non-binding advisory basis. Although the vote on this proposal is advisory and non-binding, as provided by law, the Board will review the results of the vote and, consistent with our record of stockholder engagement, will consider the results in making future decisions concerning executive compensation. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

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Proposal 7: Auditor Ratification Proposal.

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast by the stockholders at the Annual Meeting and will therefore have no effect on the outcome of this proposal.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16-digit control number, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

FOR approval of the Certificate of Incorporation Proposal (Proposal 1);

FOR approval of the Reverse Stock Split Proposal (Proposal 2);

FOR approval of the Equity Incentive Plan Proposal (Proposal 3);

FOR approval of the ESPP Proposal (Proposal 4);

FOR the Director nominees nominated by the Board (Proposal 5);

FOR approval of the Executive Compensation Proposal (Proposal 6); and

FOR approval of the Auditor Ratification Proposal (Proposal 7).

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board, and we will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made telephonically, electronically, or by other means of communication by certain of our directors, officers or employees who will not receive additional compensation for those services. If you choose to access the proxy materials or Annual Report and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

EisnerAmper is expected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and to audit our financial statements for such year. We expect that one or more representatives of EisnerAmper will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

What is “householding” and where can you obtain additional copies of the proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Additional Information - Householding.”

What should I do if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact Christopher McCarthy, our Chief Financial Officer and Chief Operating Officer, by telephone at 412-224-6100 ext. 6705 or by email at cmccarthy@interpace.com.

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PROPOSAL 1 -

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

After careful consideration, the Board has unanimously approved, and recommends that stockholders approve, the amendment and restatement of our Certificate of Incorporation, as described below and as set forth in Annex A (the “Amended and Restated Charter”). The Board believes it is in the Company’s best interest to take the opportunity to amend and restate our Certificate of Incorporation to, among other things, increase the authorized shares of Common Stock, update the provisions for blank check preferred stock, declassify the Board to provide for the annual election of directors, eliminate the 75% supermajority voting requirements for certain amendments, provide increased exculpation and indemnification provisions for the benefit of directors and officers, adopt an exclusive forum selection clause, waive the corporate opportunity doctrine with respect to directors and officers, and to make certain non-substantive clarifying enhancements.

Summary of Changes

The Amended and Restated Charter reflects the following principal changes:

Increase Authorized Shares of Common Stock. The Amended and Restated Charter would increase the number of authorized shares of Common Stock by 100,000,000, from 100,000,000 to 200,000,000, and the number of authorized shares of Preferred Stock would remain at 5,000,000, so that the total number of authorized shares of the Common Stock and Preferred Stock would be increased from 105,000,000 to 205,000,000. Pursuant to the Certificate of Incorporation, the Company currently has 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock authorized.

The Board believes that an increase in the total number of shares of authorized Common Stock will give the Company greater flexibility in responding quickly to advantageous financing and business opportunities that involve the direct or indirect issuance of additional shares of Common Stock and assist in attracting and retaining key personnel through the issuance of stock incentive awards. The amendment to increase our authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Amended and Restated Charter or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by our stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board has considered the advantages and disadvantages of increasing the total number of shares of authorized Common Stock and has determined, that on balance, the increase is advantageous to the Company and its stockholders.

Update the Provisions for Blank Check Preferred Stock. The Amended and Restated Charter would continue to authorize blank check preferred stock with the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock to be fixed by a resolution of the Board, including in connection with any shareholder rights plan. The Certificate of Incorporation currently authorizes blank check preferred stock and includes certificates of designation for the Company’s Series A and Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock. As there are currently no shares of Preferred Stock outstanding, the Amended and Restated Charter would eliminate the certificates of designation for the Series A and Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock currently authorized under the Certificate of Incorporation.

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When approving the Amended and Restated Charter, the Board considered the ability of the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Board notes that blank check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. The Board concluded that the amended provisions for blank check preferred stock were substantially similar to the existing provisions for blank check preferred stock and that the amended provisions were advantageous to the Company and its stockholders.

Declassify Board. The Amended and Restated Charter would provide for the annual election of the directors. Currently, the Certificate of Incorporation provides for a classified Board with three classes of directors, each elected for a three-year term. Upon the filing of the Amended and Restated Charter, the classified structure of the Board would be eliminated. As a corresponding change, the Amended and Restated Charter would remove from the Certificate of Incorporation the provision specifying that members of the Board may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the Company issued and outstanding and entitled to vote in the election of directors, since, pursuant to Section 141(k) of the General Corporation Law of the State of the Delaware (“DGCL”), such provision is only permitted in the case of a corporation whose board is classified. Therefore, pursuant to the Amended and Restated Charter, directors may hereafter be removed with or without cause by the affirmative vote of the holders of a majority of the shares of capital stock of the Company then entitled to vote in the election of directors. The Amended and Restated Certificate Incorporation also prohibits stockholders from cumulating votes at any election of directors.

Over a number of years, the Board has periodically considered the advantages and disadvantages of maintaining a classified board structure and concluded that this structure was in the best interests of the Company and its stockholders. There are valid arguments in favor of and in opposition to a classified board structure. Proponents of a classified board structure believe it facilitates long-term strategic planning, enhances the independence of non-employee directors, and allows for the retention of experienced and knowledgeable directors over time, while maintaining a board’s accountability to a company’s stockholders. On the other hand, the Board notes that corporate governance standards have evolved and that many investors and commentators now believe that the election of directors is the primary means for stockholders to influence corporate governance policies and increase a board’s and management’s accountability to stockholders. Annual elections of all directors will provide our stockholders with the opportunity to register their views on the performance of the entire Board each year. The Board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and our stockholders to transition to a declassified board of directors.

Eliminate the 75% Supermajority Voting Requirements. The Certificate of Incorporation currently requires the affirmative vote of the holders of at least 75% of the shares of capital stock of the Company issued and outstanding and entitled to vote generally in the election of directors to adopt, amend or repeal any provision inconsistent with Article Seventh (which pertains to the powers, composition and mechanics of the Board), Fifteenth (which prohibits stockholder action by written consent in lieu of a meeting at any time during which a class of capital stock of the Company is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any similar successor statute) or Sixteenth (which specifies that only the Chairman of the Board, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Board may call a special meeting of stockholders) of the Certificate of Incorporation. The Amended and Restated Charter would permit all provisions of the Amended and Restated Charter to be altered, amended, repealed or adopted by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.

After a review of evolving corporate governance practices, the Board has determined that such change is advisable and in the best interests of the Company and its stockholders because it is reflective of prevailing market practice. The Board believes that the supermajority provisions are potentially unduly restrictive of stockholder participation in the affected areas when weighed against the stability that the provisions were intended to facilitate. The Board also concluded that in recent years, because of a decline in stockholder voting and the limitations on voting by brokers who do not receive instructions from beneficial owners, it is very difficult for any company to reach a 75% threshold, even when the proposal is strongly favored by stockholders.

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Provide Increased Exculpation and Indemnification Provisions for the Benefit of Directors and Officers. The Amended and Restated Charter would provide that no director or officer of the Company shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL (the “Officer Exculpation Provisions”). The exculpation clause of the Certificate of Incorporation currently only includes directors of the Company.

Prior to 2022, the DGCL did not allow for similar elimination or limitation of officers’ personal liability. As a result, stockholder plaintiffs employed tactics of bringing certain claims against individual officers when such claims would otherwise be exculpated and dismissed if brought against directors. However, the State of Delaware, which is the Company’s state of incorporation, amended Section 102(b)(7) of the DGCL to enable Delaware corporations to limit the personal liability of certain of their officers in limited circumstances (the “Section 102(b)(7) Amendment”). The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and also rising litigation and insurance costs for stockholders.

As noted above, the Section 102(b)(7) Amendment only allows Delaware corporations to limit the personal liability of certain of their officers in limited circumstances. Therefore, the Officer Exculpation Provisions would only permit exculpation of certain officers for breaches of the fiduciary duty of care for direct claims brought by stockholders and does not include claims on behalf of the Company for a breach of the fiduciary duty of care against officers. Similar to the existing provision that limits the liability of directors, the Officer Exculpation Provisions do not permit the elimination of liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The Officer Exculpation Provisions also do not permit the limitation of liability of officers in any derivative action.

The Board believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges in an evolving macroeconomic and regulatory environment, without the benefit of hindsight. The Board believes that exculpation provisions empower both directors and officers to exercise their best judgment in furtherance of stockholder interests. In addition, adopting an exculpation provision that aligns with Delaware law could prevent costly and protracted litigation that distracts our officers from important operational and strategic matters.

The Board also expects that exculpation clauses applicable to officers to become widely used by public corporations, including our peers, and that failing to adopt the Officer Exculpation Provisions could negatively impact our ability to recruit and retain exceptional officer candidates who value the protection from potential exposure to liabilities, costs of defense and other risks of proceedings that would be afforded by protection similar to that afforded by the officer exculpation provisions. Additionally, the Officer Exculpation Provisions will align the protections for our officers with those protections already afforded to our directors.

With these changes, we aim to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf. For these reasons, the Board has determined that it is in the best interests of the Company and its stockholders to seek to update the exculpation provision.

Prevent Retroactive Impairment of the Indemnification Provisions. The Amended and Restated Charter would authorize the Company to provide indemnification to its directors, officers and agents to the fullest extent permitted by applicable law and specify that any repeal or modification of the indemnification provisions therein shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under such provisions in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification. The Certificate of Incorporation authorizes the Company to provide indemnification to its directors, officers and agents to the fullest extent permitted by applicable law but does not specify whether any repeals or modifications of the indemnification provisions therein may have retroactive effect.

After a review of evolving corporate governance practices, the Board has determined that such change is advisable and in the best interests of the Company and its stockholders because it is reflective of prevailing market practice. The Board believes that its directors, officers and agents would value the protection from potential exposure to liabilities, costs of defense and other risks of proceedings such a change would afford, thus enabling them to continue to exercise their best judgment in furtherance of stockholder interests.

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Adopt an Exclusive Forum Selection Clause. The Amended and Restated Charter would provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware and any appellate court therefrom (the “Chancery Court”) shall be the sole and exclusive forum for the following types of claims or causes of action under Delaware statutory or common law: (i) any derivative claim or cause of action brought on behalf of the Company, (ii) any claim or cause of action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee, or stockholder of the Company, to the Company or its stockholders, (iii) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, arising out of or pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation, or the bylaws of the Company; (iv) any claim or cause of action seeking to interpret, apply, enforce, or determine the validity of the Amended and Restated Certificate of Incorporation or the bylaws of the Company; (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Chancery Court; and (vi) any claim or cause of action against the Company or any current or former director, officer, or other employee of the Company governed by the internal affairs doctrine (the “Delaware Forum Selection Provision”). The Amended and Restated Charter would also provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Selection Provision,” and together with the Delaware Forum Selection Provision, the “Forum Selection Amendment”). The Certificate of Incorporation does not currently specify where claims or causes of action may be brought.

The Delaware Forum Selection Provision, in accordance with the requirements of the DGCL, provides that claims that would otherwise fall within the Delaware Forum Selection Provision, but for which the Chancery Court does not have subject matter jurisdiction (such as derivative claims under the Exchange Act), may be brought in any court in Delaware that would have subject matter jurisdiction (such as, in the case of derivative claims under the Exchange Act, the federal district court in Delaware).

The Board believes that the Delaware Forum Selection Provision is in the best interests of the Company and will help maximize stockholder value by allowing us to ensure we are able to rely upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, we believe the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. Furthermore, the Board believes that stockholders and the Company will benefit from the responsiveness of the Delaware courts. Therefore, the prominence, predictability, and proactivity of the Delaware courts provide a reliable forum where our governance decisions can be based and litigated.

The Federal Forum Selection Provision would regulate only the forum in which stockholders may assert claims arising under the Securities Act; it would not impair the ability of stockholders to bring such claims nor affect the remedies available if such claims were ultimately successful. Moreover, the Federal Forum Selection Provision does not specify any particular U.S. federal district court as the exclusive forum for claims under the Securities Act, so a plaintiff could select, on the basis of convenience or for other reasons, subject to personal jurisdiction, the U.S. federal district court in any state as the forum for any such claim.

The Board believes that we and the stockholders will benefit from having causes of action arising under the Securities Act being litigated in the federal district courts of the United States. The Federal Forum Selection Provision is intended to provide a streamlined, efficient, and organized process for resolution of such disputes. The Federal Forum Selection Provision is intended to prevent plaintiff forum shopping and the related practice of filing parallel lawsuits in multiple state courts. In determining whether to adopt the Federal Forum Selection Provision, the Board considered a number of factors, including the following:

•	potentially enabling the Company to avoid litigating actions on the same topic in both state and federal courts, with the associated duplication of litigation expenses and potential for inconsistent outcomes;
•	limiting forum shopping by plaintiffs’ lawyers in state courts and potentially discouraging illegitimate claims;
•	retaining the Company’s ability to consent to an alternative forum, if desired;
•	facilitating the submission of Securities Act claims for resolution by federal courts, which have experience and expertise in adjudicating such claims; and
•	the increasing trend toward adopting forum selection clauses in response to multi-forum litigation.

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The Forum Selection Amendment is not being proposed in reaction to any specific litigation, claim, or threat confronting the Company and is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders from multi-forum litigation. Under the Forum Selection Amendment, the Company would retain the ability to consent to an alternative forum in appropriate circumstances where it determines that its interests and those of the Company’s stockholders are best served by permitting a particular lawsuit to proceed in a forum other than the courts designated by the Forum Selection Amendment. The Forum Selection Amendment could limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Company or any of its directors, officers, other associates, or stockholders and, as a result, could have the effect of discouraging such claims. In addition, a stockholder who brings a claim in the Chancery Court (or a federal district court in the State of Delaware) pursuant to the Delaware Forum Selection Provision could face additional litigation costs in pursuing such claim, particularly if such stockholder does not reside in or near Delaware. The court in the designated forum under the Delaware Forum Selection Provision or the Federal Forum Selection Provision could also reach different judgments or results than would other courts, including courts where a stockholder would otherwise choose to bring the action, and such judgments or results could be more favorable to us than to our stockholders. Moreover, although the Delaware Supreme Court has held that such exclusive forum provisions are facially valid, courts in other jurisdictions could find such provisions to be unenforceable. The enforceability of similar exclusive forum provisions in other companies’ organizational documents has been challenged in legal proceedings, and it is possible that a court could find the Delaware Forum Selection Provision or the Federal Forum Selection Provision to be inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings. If a court were to find the Delaware Forum Selection Provision or the Federal Forum Selection Provision to be inapplicable or unenforceable in an action, the Company could incur additional costs associated with resolving such action in other jurisdictions.

The Board has considered the potential advantages and disadvantages of the Forum Selection Amendment and has concluded that the amendment is in the best interests of the Company and its stockholders.

Waive the Corporate Opportunity Doctrine. The Amended and Restated Charter would renounce any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for any officer of the Company or any member of the Board, other than corporate opportunities “offered to any director or officer . . . solely in his or her capacity as a director or officer” of the Company from such waiver. In 2000, the State of Delaware, which is the Company’s state of incorporation, amended Section 122 of the DGCL to enable Delaware corporations to renounce an interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for any officer of the Company or any member of the Board (the “Section 122 Amendment”). The Section 122 Amendment was adopted to address the fact that modern corporate structures have increased the frequency of overlapping fiduciary roles and competing deal flow.

After reviewing the relevant language in the Amended and Restated Charter as well as evolving corporate governance practices, the Board has determined that such waiver is advisable and in the best interests of the Company and its stockholders. The Board believes that the waiver will help attract officers and directors who would otherwise be relucent to serve the Company because of overlapping fiduciary roles.

Timing and Effect of the Amended and Restated Charter

If the proposed Amended and Restated Charter is approved by our stockholders, it will become effective immediately upon its filing with the Secretary of State of the State of Delaware. We intend to make this filing before the vote is taken to elect directors at the Annual Meeting so that if the Amended and Restated Charter is adopted, it will be effective when the vote is taken to elect directors, thereby eliminating the classification of the Board.

Required Vote

The affirmative vote of seventy-five percent (75%) of the shares of Common Stock outstanding as of the Record Date and entitled to vote is required to approve Proposal 1.

The Board Unanimously Recommends a Vote “For” the Approval of the Certificate of Incorporation Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

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PROPOSAL 2 -

REVERSE STOCK SPLIT PROPOSAL

Introduction

At the Annual Meeting, stockholders will be asked to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split at a ratio in the range from one-for-two (1-for-2) to one-for-ten (1-for-10), with such specific ratio, if any, to be determined by the Board and the Reverse Stock Split to be implemented not later than one (1) year after stockholder approval thereof (the “Reverse Stock Split Amendment”). Upon the effectiveness of the Reverse Stock Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the requirements of The Nasdaq Capital Market (“Nasdaq”).

The proposed Reverse Stock Split Amendment to effect the Reverse Stock Split is attached as Annex B to this Proxy Statement. The form of the Reverse Stock Split Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock. The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is incorporated herein by reference.

Purpose

Our Common Stock is currently quoted on OTCID, which is operated by OTC Markets Inc., under the symbol “IDXG.” The principal reason that we are seeking discretionary authority for our Board to effect the Reverse Stock Split is to help ensure a share price high enough to satisfy one of the initial listing requirements for uplisting onto Nasdaq, although we are under no obligation to uplist and there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on Nasdaq if we are able to uplist in the future.

In addition, we believe that the quotation of our Common Stock on OTCID as well as a low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks as well as stocks quoted on the OTCID. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and stocks quoted on the OTCID. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, we believe these factors have affected our ability to raise additional capital through the sale of stock.

We also believe that a higher stock price could help us establish business development relationships with other companies. We believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the Company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

Reverse Stock Split Ratio

If approved by stockholders, this Reverse Stock Split proposal would permit (but not require) the Board to effect a Reverse Stock Split of our Common Stock on or before August 20, 2027 by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board may consider, among other things, factors such as:

●	the total number of shares of Common Stock outstanding;

●	the initial and continued listing requirements of Nasdaq;

●	the historical trading price and trading volume of Common Stock;

●	the then prevailing trading price and trading volume for Common Stock;

●	the anticipated impact of the Reverse Stock Split on the trading price of and market for Common Stock;

●	the administrative and transaction costs associated with potential exchange ratios;

●	potential financing opportunities; and

●	prevailing general market and economic conditions.

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The Board will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Effectiveness of the Reverse Stock Split

If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Stock Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Stock Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

The proposed form of Reverse Stock Split Amendment to effect the Reverse Stock Split is attached as Annex B to this Proxy Statement. Any Reverse Stock Split Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.

Potential Market Effects of the Reverse Stock Split

The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the initial listing requirements for uplisting onto Nasdaq. Reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the minimum bid price required for uplisting onto Nasdaq or any other exchange.

The market price of our Common stock will also be based on and may be adversely affected by our performance, financial results, market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in us because of the low market price of Common Stock, especially if we remain quoted on the OTCID market. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.

Potential Increased Investor Interest

On July 6, 2026, the Company’s Common Stock closed at $1.65 per share. An investment in the Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock. We cannot predict whether the Reverse Stock Split will increase the market price of our Common Stock. The history of similar stock split combinations for us and companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees;

●	the market price per share will either exceed or remain in excess of the minimum bid price required for listing onto Nasdaq; or

●	that we would otherwise meet the Nasdaq listing requirements even if the per share market price of our Common Stock after the Reverse Stock Split meets the minimum bid price required by Nasdaq.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares of Common Stock outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our Common Stock because fewer shares would be outstanding after the Reverse Stock Split. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

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If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Potential Effects of Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.

In addition to sales of our Common Stock, if our stockholders approve the Reverse Stock Split and the Board effects it, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be initially quoted on the OTCID under the symbol “IDXG”, provided that if such split is done in connection with an uplisting onto The Nasdaq Capital Market that is approved by Nasdaq, the Common Stock would be listed on the Nasdaq Capital Market following such uplisting. Because of Nasdaq rules, such an uplist, if any, will not occur immediately following the implementation of the Reverse Stock Split. After the Split Effective Time of the Reverse Stock Split, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of Common Stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.

Effect of the Reverse Stock Split on Equity Awards and Equity Incentive Plans

Based upon the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to (i) the number of shares issuable upon the exercise of all outstanding options and to the per share exercise price of all outstanding options, and (ii) to the number of shares issuable upon the vesting and settlement of all outstanding restricted stock units. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of our Common Stock being delivered upon exercise of such options or vesting and settlement of such restricted stock units immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), (a) the per share exercise price of each outstanding option would be rounded up to the nearest whole cent and the number of shares of our Common Stock that could be acquired upon the exercise of each option would be rounded down to the nearest whole share, and (b) the number of shares of our Common Stock that could be acquired upon the vesting and settlement of each restricted stock unit award would be rounded down to the nearest whole share. The number of shares of our Common Stock reserved for issuance pursuant to the Company’s 2019 Equity Incentive Plan will be reduced proportionately based upon the Reverse Stock Split Ratio. Finally, no holder of any outstanding option or outstanding restricted stock unit would be entitled to receive payment for any fractional share.

Accounting Matters

The proposed Reverse Stock Split Amendment will not affect the par value of $0.01 of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Pro Forma Capitalization of Common Stock

The table below summarizes the Company’s pro forma capitalization of Common Stock, as of July 6, 2026, before and after giving effect to a hypothetical reverse stock split of one-for-two (1-for-2), one-for-five (1-for-5), one-for-seven (1-for-7), and one-for-ten (1-for-10). The table below does not include the 5,000,000 shares of preferred stock authorized under the Certificate of Incorporation, as amended. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

	After Reverse Stock Split (1)
	Prior to Reverse Stock Split	1-for-2	1-for-5	1-for-7	1-for-10
Authorized Shares of Common Stock:	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Shares of Common Stock Issued and Outstanding: (2)	27,700,904	13,850,452	5,540,180	3,957,272	2,770,090
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding: (2)(3)	3,239,765	1,619,882	647,953	462,823	323,976
Shares of Common Stock Available for Future Issuance: (2)	72,155,006	36,077,503	14,431,001	10,307,858	7,215,500

(1) Does not give effect to the Amended and Restated Charter, which would increase the number of authorized shares of Common Stock by 100,000,000, from 100,000,000 to 200,000,000.

(2) These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the hypothetical Reverse Stock Split.

(3) Includes, as of July 6, 2026, (i) 246,224 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $7.30, (ii) 141,664 shares issuable upon the settlement of outstanding restricted stock units (125,000 of which are performance-based RSUs held by Mr. Burnell, who has agreed to cancellation of such RSUs irrespective of the outcome of the shareholder vote on Proposal 3), (iii) 1,851,870 shares reserved for future issuance under the 2019 Equity Incentive Plan, and (iv) 1,000,007 shares reserved for future issuance under the Employee Stock Purchase Plan. Does not include any adjustments to any exercise or conversion price as adjusted to give effect to the hypothetical Reverse Stock Split, any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued since July 6, 2026, or any shares of Common Stock that would be issuable under the 2026 Plan or the 2026 ESPP.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our Common Stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom Common Stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new Common Stock will be the same as the adjusted basis of the Common Stock exchanged. The holding period of the new, post-Reverse Stock Split Common Stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split Common Stock. U.S. Holders who acquired our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such Common Stock.

As noted above, no fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split Common Stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A U.S. Holder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.

Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Amendment to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with such rights.

Required Vote

The votes cast for Proposal 2 at the Annual Meeting must exceed the votes cast against Proposal 2 at the Annual Meeting in order for it to be approved.

The Board Unanimously Recommends a Vote “FOR” Approval of the Reverse Stock Split Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

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PROPOSAL 3 -

APPROVAL OF THE COMPANY’S 2026 EQUITY INCENTIVE PLAN

Introduction

Proposal 3 relates to our ability to properly motivate, incentivize, and retain our employees with equity compensation. We face significant competition for experienced and talented employees with critical and high demand skills in our industry, and our Board believes it is in the best interests of stockholders to motivate, incentivize and retain our employees. Equity awards are an important part of the compensation package we offer to employees because they are a key component linking pay to company performance. Encouraging employees to work toward our success aligns their interests with those of our stockholders by providing our employees with a means by which they can benefit from increasing the value of our stock.

To address the Company’s concerns with incentivizing and retaining key employees, on June 18, 2026, the Compensation Committee of the Board recommended that the Board approve the Interpace Biosciences, Inc. 2026 Equity Incentive Plan and submit such plan to a vote of our stockholders. On June 18, 2026, the Board approved the 2026 Plan, subject to stockholder approval, and directed that the 2026 Plan be submitted to our stockholders for their approval at the annual meeting. If approved by our stockholders, the 2026 Plan will become effective as of the date of approval. Further, upon approval of the 2026 Plan by our stockholders, no further equity awards will be granted under the Interpace Biosciences, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) and outstanding equity awards will remain outstanding until they are either vested, settled, or exercised, as applicable or forfeited and cancelled.

We believe that there are an insufficient number of shares of Common Stock reserved for future awards under the Interpace Biosciences, Inc. 2019 Plan. As of July 6, 2026, there were 1,851,870 shares remaining outstanding for future issuance, which represents approximately 7% of our current outstanding shares of Common Stock. This number of reserved shares is insufficient to grant awards that we believe will motivate, incentivize, and retain executive and non-executive employees. If the 2026 Plan is approved by our stockholders, then no further grants of equity awards will be made under the 2019 Plan, and any share reserve under the 2019 Plan, including any later expiration or forfeiture of stock options, will be unavailable to be the subject of new equity awards.

Currently, most of our outstanding equity awards are stock options that are significantly underwater. The following table summarizes stock options granted under the 2019 Plan that were outstanding as of December 31, 2025:

Name and Position	Quantity	$5 to $9.99 Exercise Price	$10 - $14.99 Exercise Price	$15.00 - $25.00 Exercise Price
Thomas W. Burnell, President, Chief Executive Officer	0	N/A	N/A	N/A
Christopher McCarthy, Chief Financial Officer and Chief Operating Officer	2,500	2,500	-	-
All Non-Employee Directors, as a group	122,740	114,300	6,140	2,300
All Other Employees, including officers other than Mr. Burnell and Mr. McCarthy, as a group	120,984	89,286	22,960	8,738
Total		206,086	29,100	11,308

The term of these options are scheduled to expire between October 14, 2016 to March 1, 2032, with the exception of the 43,750 outstanding stock options held by a former executive, which have an exercise price of $6.00 and are scheduled to expire on December 1, 2030.

As set forth in the Outstanding Equity Awards at Year End table, our Chief Executive Officer, Mr. Burnell holds 125,000 performance-based RSUs which will only vest following a 30-calendar day period in which, for each trading day of such period, a share of Common Stock has a closing per share price of at least $11.34. Mr. Burnell has agreed to cancellation of his performance-based RSUs irrespective of the outcome of the shareholder vote on Proposal 3. As a result, unless the shareholders vote to approve Proposal 3, Mr. Burnell will have no equity incentive in the Company.

As discussed below, the 2026 Plan provides for establishing share reserve that would represent approximately 15.8% of the Company’s outstanding shares of its common stock on a fully diluted basis assuming stockholders approved this proposal but excluding outstanding awards issued under the 2019 Plan. The Board believes that this level of share reserve under the 2026 Plan is needed in order to retain key talent. As noted above, no shares subject to stock options that expire unexercised in the future will be available for granting additional equity awards. The Board determined not to reprice or replace the existing underwater stock options held by employees due to the limited remaining term of those options and the time, cost and burden of doing so to comply with applicable legal requirements. If the 2026 Plan is approved by our stockholders, then no further grants of equity awards will be made under the 2019 Plan, and any share reserve under the 2019 Plan, including any later expiration or forfeiture of stock options, will be unavailable to be the subject of new equity awards.

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Summary of the 2026 Equity Incentive Plan

The principal provisions of the 2026 Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2026 Plan, a copy of which is attached as Annex C to this Proxy Statement.

Administration

The 2026 Plan vests broad powers in a committee to administer and interpret the 2026 Plan. The Board has designated the Compensation Committee to administer the 2026 Plan. Except when limited by the terms of the 2026 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board may amend, alter or discontinue the 2026 Plan and the Compensation Committee may amend any outstanding award at any time, provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2026 Plan (such as this Plan Amendment) or modifying the classes of participants eligible to receive awards under the 2026 Plan require ratification by our stockholders in accordance with applicable law, which we are seeking in this Proposal 3.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2026 Plan and may be selected by the Compensation Committee to receive an award. As of the Record Date, we had approximately 100 employees, 4 non-employee directors and 3 consultants and other service providers, all of whom were eligible to be selected as participants in the 2026 Plan.

Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or its affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the 2026 Plan for new awards is 4,400,000 (the “Share Pool”). Shares issuable under the 2026 Plan may be utilized toward the grant of any type of award, including incentive stock options. Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2026 Plan and covered under outstanding awards as it determines appropriate and equitable. For avoidance of doubt, the shares of Common Stock will be adjusted if Proposal 2 is approved by stockholders and there is a reverse stock split. Shares of Common Stock subject to awards that expire unexercised or are otherwise forfeited shall again be available for awards under the 2026 Plan.

The closing price of a share of our Common Stock on the OTCID as of the Record Date was $1.68 per share.

Types of Awards

The 2026 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs, and (v) cash awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”) may only be granted to an employee of the Company or its eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option, the vesting conditions, and the exercise price for such option; provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to a beneficial owner of greater than 10% our shares (“10% Stockholder”), the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years (five (5) years in the case of ISOs granted to any 10% Stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

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Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion.

Termination of Employment Rights with Respect to Stock Options and Stock Appreciation Rights. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with the Company (or its affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve (12) months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with the Company (or its affiliates) for Cause (as defined in the 2026 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which the Company has not yet delivered shares will be forfeited and the Company will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety (90) days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions (if any) are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to the Company. At the end of the restriction period, if the vesting conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, a participant generally will not have the right to receive any cash distributions or dividends with respect to the restricted stock prior to the lapse of the restriction period. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon employment termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. RSUs are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (as defined in the 2026 Plan) of one share of Common Stock (at the time of distribution) for each such share of Common Stock covered by the RSU, which will be settled in shares of Common Stock, cash, or a combination of both, as designated by the Compensation Committee in its sole discretion in the award agreement. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon employment termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Cash Awards. Cash awards may be granted to participants. The Compensation Committee will determine the vesting conditions of each cash award. Unless otherwise specified by the Compensation Committee, a participant will only be eligible to receive payment of a cash award if he or she provided services to the Company or an affiliated company through the last day of the applicable performance period.

Change in Control

In the event of a Change in Control (as defined in the 2026 Plan), the Compensation Committee may, in its sole and absolute discretion and on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that option or stock appreciation right upon closing of the Change in Control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the Change in Control; (vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Code, such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2026 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the 2026 Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the 2026 Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the 2026 Plan of options, stock appreciation rights, restricted stock, or RSUs would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2026 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to certain caps on the deductibility of executive compensation imposed by Section 162(m) of the Code.

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Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a stock appreciation right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO that a participant has held for at least two (2) years after the date of stock option grant and at least one (1) year after the date of exercise, the participant will not have taxable income, except that the alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one (1) year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to the participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of Common Stock with respect to RSU awards are delivered to the participant, the value of the shares is taxable to the participant as ordinary income.

The preceding discussion does not constitute tax advice, is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2026 Plan. A participant may also be subject to state, local and foreign taxes in connection with the grant of awards under the 2026 Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Miscellaneous

Generally, awards granted under the 2026 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or RSUs, unless and until such awards are settled in shares of Common Stock. No option shall be exercisable, no shares of Common Stock shall be issued, no shares of Common Stock shall be delivered and no payment shall be made under the 2026 Plan except in compliance with all applicable laws. The awards will be subject to our stock ownership and clawback policies, as may be in effect from time to time.

New Plan Benefits

If this Proposal 3 is approved by stockholders, it is intended that the 2026 Plan will be used to make equity awards in the amounts and on the terms and conditions set forth below. The amounts disclosed below would be adjusted for any reverse stock split.

Name and position	Restricted Stock Units [2]	Stock Options [3]
Thomas W. Burnell, President, Chief Executive Officer	1,966,763	554,018
Christopher McCarthy, Chief Financial Officer and Chief Operating Officer	554,018	277,009
All Non-Employee Directors, as a group	277,008	N/A
All other employees, including officers other than Mr. Burnell and Mr. McCarthy, as a group	277,008	207,756
Prospective employees intended to be hired later this year, as a group	N/A	277,008

The stock option grant to current non-employee directors is intended to be a one-time special grant.

It is anticipated that any equity grants from the 2026 Plan other than those noted in the table above will be made in the form of stock options.

Required Vote

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve Proposal 3.

The Board Unanimously Recommends a Vote “FOR” Approval of the Equity Incentive Plan Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

2 All of the RSUs would be vested immediately on the grant date. The shares of stock issued to Mr. Burnell under his RSUs would be subject to a lock-up period to be determined which would also be applicable to the Company’s largest shareholders, but in no event longer than 12 months from the date of issuance, except for the sale of shares that may be needed to comply with required minimum tax withholding.

3 Stock options would be for a maximum term of ten years subject to a four-year vesting schedule with 25% of the number of shares subject to the award vesting on each anniversary of the grant date, provided the option holder is still providing services for us. The exercise price will be $2.02 or, if required to comply with the exemption for stock options from Section 409A, the fair market value for a share of the Company’s common stock as determined under a method permissible under IRS regulations.

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PROPOSAL 4 -

APPROVAL OF THE COMPANY’S 2026 EMPLOYEE STOCK PURCHASE PLAN

General

The Board of Directors is requesting that stockholders approve the 2026 Employee Stock Purchase Plan, which is set forth in its entirety as Appendix D (the “ESPP”). The ESPP was adopted by the Board of Directors on June 18, 2026, subject to stockholder approval. As described below, the ESPP:

●	reserves up to 1,000,000 shares of Common Stock for issuance.

●	permits employees to purchase Common Stock at a 15% discount on the lower of the stock price on the offering date (start) or the purchase date (end).

●	facilitates sales of shares of Common Stock that will generally be made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Code.

The ESPP replaced the Employee Stock Purchase Plan that previously was approved by the Company’s stockholders on October 10, 2019 and amended November 10, 2022.

The Board of Directors recommends approval of the ESPP to encourage our employees to acquire shares of Common Stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders.

Summary of the ESPP

The following is a summary of the terms of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP which is attached as Appendix D.

Purpose

The purpose of the ESPP is to allow eligible employees of the Company and its participating subsidiaries to purchase shares of the Company’s Common Stock at a discount at designated intervals through their accumulated payroll deductions or other contributions. The Company intends that the ESPP qualify as an employee share purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder (the Code). The ESPP is structured to qualify for favorable tax treatment is available for United States tax residents participating in a Section 423 plan.

Administration

The Compensation Committee of the Board of Directors (the “Committee”) will administer the ESPP. The Committee (i) determines the employees who will be eligible for participation in the ESPP, (ii) designates separate offerings under the ESPP, and (iii) interprets and administers the ESPP. All questions of interpretation with respect to the ESPP and the terms of any offering will be determined by the Committee and its determination will be final and conclusive upon all parties in interest.

Offering Period and Purchase Rights

Shares of the Company’s Common Stock will be available for purchase under the ESPP through a series of consecutive or overlapping offering periods. The duration of each offering period will be set by the Committee prior to the start of the offering period and will not exceed 27 months. The first offering period will be determined by the Committee, which is expected to commence on or around October 1, 2026.

On the first day of each offering period, each participant will be granted a right to acquire shares of the Company’s Common Stock at a discount on each purchase date during that offering period, subject to certain limitations described below. The purchase date will be the last trading day of each purchase interval within the offering period. The purchase price will be an amount equal to 85% of the lower of the fair market value of a share of our stock on the first trading day of the offering period or the last trading day of a purchase period during the offering period.

Contributions and Limitations

Participants contribute to the ESPP through payroll deductions or, if permitted, through other means specified by the Committee. Contributions must be equal to a whole percentage of compensation received on the pay day and may be subject to other limitations imposed by the Committee from time to time. No employee will be granted an option under the ESPP (i) if immediately after such grant, such employee would be treated as owning or holding five percent or more of or the total combined voting power or value of all classes of stock of the Company or (ii) to the extent that such employee’s rights to purchase stock under all employee stock purchase plans of the Company or any affiliate accrues at a rate that exceeds $25,000 worth of stock for each calendar year in which such option is outstanding at any time.

Participants and Eligibility

All employees of the Company or any participating parent or subsidiary corporation (whether now existing or subsequently established or acquired) will generally be eligible to participate in any offering period implemented under the ESPP subject to limitations in the ESPP and any limitations imposed by the Committee from time to time in accordance with the ESPP.

To participate in a particular offering period, an eligible employee must complete and file the requisite enrollment forms during the enrollment period for that offering period. Once the eligible employee is enrolled in the ESPP, the eligible employee’s participation will automatically remain in effect from one offering period to the next, unless the eligible employee withdraws from the ESPP or otherwise becomes ineligible.

As of March 2, 2026, approximately 102 employees (including all executive officers) generally would have been eligible to participate in the ESPP had it been in effect on such date.

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Duration

The ESPP will become effective upon approval by the stockholders of the Company. The ESPP will continue in effect for a term of 10 years, unless earlier terminated pursuant to the terms of the ESPP.

Amendments

The Board of Directors may at any time, amend, suspend, or terminate the ESPP. The Committee may at any time change the offering periods or purchase periods, designate separate offerings, limit the frequency and/or number of changes in the amount withheld during an offering period or make other changes described in the ESPP. However, any action of the Board or Committee that requires stockholder approval pursuant to applicable law will not be effective without such approval.

Shares Available for Issuance

Subject to adjustment in connection with certain corporate transactions, the maximum number of shares of Common Stock that may be purchased under the ESPP will be 1,000,000 shares.

Transferability

A participant may not sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her account or an option or any rights granted under the ESPP other than by will or the laws or descent and distribution. During the participant’s lifetime, only the participant can make decisions regarding the participant in or withdrawal from an offering under the ESPP.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of the ESPP to participants who are United States taxpayers under present tax law. This summary is not intended to be exhaustive, and, among other things, does not describe state, local, or foreign tax consequences. Participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the ESPP.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Amounts withheld from a participant’s earnings under the ESPP will be taxable income to the participant in the year in which the amounts would have been received, but the participant will not be required to recognize additional income for U.S. federal income tax purposes, either at the time the participant is deemed to have been granted an option to purchase shares of Common Stock on the grant date or when the option to purchase shares is exercised on the purchase date. No additional taxable income will be recognized for U.S. federal income tax purposes by a participant until the sale or other disposition of the shares of Common Stock acquired under the ESPP.

Upon such sale or disposition, the participant will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them. If a participant holds the shares of Common Stock purchased under the ESPP for: (a) more than two years after the date of the beginning of the offering period; and (b) more than one year after the stock is purchased in accordance with the ESPP (or it the employee dies while holding the shares), when the participant sells or disposes of the shares (a “qualifying disposition”), the participant will recognize as ordinary income an amount equal to the lesser of: (i) the excess of the Fair Market Value of the shares on the date of such sale or disposition over the purchase price; or (ii) the Fair Market Value of the shares on the grant date multiplied by the discount percentage for share purchases under the ESPP.

Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participant has a long- term capital loss for the difference between the sale price and the purchase price. If a participant sells or disposes of the shares of Common Stock purchased under the ESPP within two years after the grant date or before one year has elapsed since the purchase date (a “disqualifying disposition”), the participant will recognize as ordinary income an amount equal to the excess of the Fair Market Value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to selling or disposing of them.

In connection with a qualifying disposition, the Company will not receive any deduction for U.S. federal income tax purposes with respect to those shares or the option under which it was purchased. In connection with a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount that is considered ordinary income, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.

New Plan Benefits

Because the number of shares of commons stock that may be purchased under the ESPP will depend on each participant’s voluntary election to participate and on the fair market value of the shares at various future dates, the actual number of shares that may be purchased by an individual cannot be determined in advance. No shares of Common Stock have been issued under the ESPP as of the date of this Proxy Statement, and no shares will be issued under the ESPP prior to approval of the ESPP by our stockholders.

Required Vote

The affirmative vote of a majority of the votes of the shares of Common Stock cast at the Annual Meeting is required to approve Proposal 4.

The Board Unanimously Recommends a Vote “FOR” Approval of the ESPP Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

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PROPOSAL 5 -
ELECTION OF DIRECTORS

Board Nominees for Election at the Annual Meeting

At the Annual Meeting, depending upon the outcome of the vote on Proposal 1, stockholders will either (i) vote to elect five unclassified directors to hold a one year term of office from the date of their election until the Company’s 2027 annual meeting or until their successors are duly elected and qualified or (ii) vote to elect two individuals as Class I directors to hold a two year term of office from the date of their election until the Company’s 2028 annual meeting or until their successors are duly elected and qualified and two individuals as Class III directors to hold a three year term of office from the date of their election until the Company’s 2029 annual meeting or until their successors are duly elected and qualified.

If Proposal 1 is approved, stockholders will vote on Proposal 5 at the Annual Meeting pursuant to which five individuals are to be elected as unclassified directors to hold a term of office from the date of their election until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Under Proposal 5, the five nominees for election as directors are Vijay Aggarwal, Thomas Burnell, Joseph Keegan, Fortunato Ron Rocca and Stephen J. Sullivan.

If Proposal 1 is not approved, stockholders will vote on Proposal 5 at the Annual Meeting pursuant to which two individuals are to be elected as Class I directors to hold a two year term of office from the date of their election until the Company’s 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified and two individuals are to be elected as Class III directors to hold a three year term of office from the date of their election until the Company’s 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Under Proposal 5, the two nominees for election as Class I directors are Dr. Aggarwal and Mr. Sullivan and the two nominees for election as Class III directors are Mr. Burnell and Dr. Keegan.

Required Vote

Election of directors requires a plurality of the votes cast, which means that the nominees for director receiving the highest number of votes for election will be elected as directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the five nominees receiving the highest number of votes cast “FOR” such nominee if Proposal 1 is approved and by the two nominees receiving the highest number of votes cast “FOR” such nominee as a Class I director and by the two nominees receiving the highest number of votes cast “FOR” such nominee as a Class III director if Proposal 1 is not approved.

Board Recommendation

The Board, upon recommendation from the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), believes that the nominees under Proposal 2 have the requisite qualifications to oversee our business.

The Board Unanimously Recommends a Vote “FOR” the Election of the Nominee Listed Above and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

Set forth below, you will find certain information for each of the directors, which we believe demonstrates the directors’ qualifications to serve on the Board.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

The Board currently consists of five members, divided into three classes with two directors in Class I, one director in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting. The terms of our Class I directors, Dr. Aggarwal and Mr. Sullivan, would have expired at the Company’s 2025 Annual Meeting of Stockholders. Because the Company did not hold a 2025 Annual Meeting of Stockholders, Dr. Aggarwal and Mr. Sullivan are holdover directors and will serve until the Annual Meeting or until their successors are earlier elected or qualified. The term of our Class II director, Mr. Rocca, will expire at the Company’s 2027 Annual Meeting of Stockholders. The terms of our two Class III directors, Mr. Burnell and Dr. Keegan, will expire at the Annual Meeting. Currently, the authorized number of directors to the Board is seven.

NAME	CLASS	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Vijay Aggarwal, Ph.D.	I	77	Member of the Executive Committee of Broad Street Angels
Thomas W. Burnell	III	64	President, Chief Executive Officer and Chairman of the Board of Interpace Biosciences, Inc.
Joseph Keegan, Ph.D.	III	73	Independent Investor
Fortunato Ron Rocca	III	64	Independent Investor
Stephen J. Sullivan		79	Founder, CRO Advisors LLC

The biographies and qualifications of the members of the Board are set forth below under the heading “Director Biographies and Qualifications.”

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DIRECTOR BIOGRAPHIES AND QUALIFICATIONS

The biographies and qualifications of the members of the Board are set forth below. No director is related to any of our other directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K (“Regulation S-K”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Likewise, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Vijay Aggarwal, Class I Director. Dr. Vijay Aggarwal was designated as a director by Ampersand 2018 Limited Partnership (“Ampersand”), a fund managed by Ampersand Capital Partners that is a major stockholder of the Company, as a holder of the Company’s Series B Preferred Stock, and thereby appointed and elected as a director effective February 1, 2022. On October 11, 2024, Ampersand exchanged its Series B Preferred Stock for Series C Preferred Stock pursuant to which it no longer has director designation rights. In January 2026, all outstanding shares of Series C Preferred Stock were converted into shares of Common Stock which do not have director designation rights. Dr. Aggarwal serves as Chair of the Board’s Regulatory Compliance Committee (the “Regulatory Compliance Committee”), which was formerly part of the Board’s Audit Committee (the “Audit Committee”) and was formed in January 2020, and as a member of the Board’s Nominating Committee and Compensation Committee (the “Compensation Committee”). Currently a member of the Executive Committee of Broad Street Angels and a member of the advisory board of Slone Partners, Dr. Aggarwal is an active investor in early-stage medical technology companies. As a Managing Partner of The Channel Group from 2009 to 2021, Dr. Aggarwal provided strategic advisory and capital formation services to companies with operations or investments in the clinical diagnostics, molecular diagnostic and anatomic pathology sectors.

Dr. Aggarwal currently holds board positions at Accugenomics, Moleculera Biosciences, where he is chairman of the board, Medcura, where he is a board observer and Slone Partners. Previous board positions include Hycor Biomedical, Targeted Diagnostics and Therapeutics Orbis, Ltd. and ViraCor IBT Laboratories. He earned a B.A. in Chemistry from Case Western Reserve University and a Ph.D. in Pharmacology from the Medical College of Virginia.

Dr. Aggarwal brings extensive leadership in clinical diagnostic services as well as institutional and individual investment experience which has led the Board to conclude that Dr. Aggarwal should continue to serve as a director of the Company.

Thomas W. Burnell, Class III Director. Effective December 1, 2020, Mr. Burnell was named President, Chief Executive Officer and a director of the Company. On February 1, 2024, he was named Chairman of the Board. Mr. Burnell has also served as an Operating Partner of 1315 Capital Partners, a private equity firm whose fund is a major stockholder of the Company, since October 2023. Mr. Burnell has served as a member of the board of directors of miraDry, Inc. since January 2024 and as its Chairman since October 2024. He has also served as Chairman of the Board of SciSafe Solutions, Inc. since November 2024 and as a member of the Board of Nu-Tek Biosciences, Inc. since May 2024. From October 2019 until October 2024, he served as Chairman of the Board of Cardiovascular Clinic of Nebraska, a medical treatment facility focused on diagnosis and treatment of cardiac and vascular disorders, and from October 15, 2019 until November 30, 2020, he served as its President and Chief Executive Officer. From October 2, 2017 until November 29, 2017, he served as Chief Executive Officer and a director of True Nature Holding, Inc., a public company now known as Mitesco, Inc. that focuses on development and acquisition of innovative technologies. From July 16, 2016 until March 31, 2017, Mr. Burnell was the President of Boston Heart Diagnostics Corporation, a diagnostics subsidiary of Eurofins Scientific, Inc. (“Eurofins”). From January 2014 to December 2016, Mr. Burnell was an Operating Partner of Ampersand Capital Partners, a private equity firm and the manager of a private equity fund that is a major stockholder of the Company, where he represented Ampersand Capital Partners’ investment in a dietary supplement manufacturer, Elite One Source Nutrisciences, Inc., as its President and Chief Executive Officer. From October 2014 until May 2016, Mr. Burnell served as Executive Chairman of Accuratus Lab Services, Inc., a provider of laboratory testing services, and from September 2012 until July 2014 he was President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a specialty testing laboratory with an emphasis on the transplant market, during which time it was majority-owned by Ampersand Capital Partners prior to its sale to Eurofins. Mr. Burnell performed the above-described services, except for his services to us, as the Co-Owner, General Partner and Chief Executive Officer of Milestone Business Management, a consulting firm focused on strategic, financial and organizational performance of food, pharmaceutical and life science companies.

Mr. Burnell holds a PhD in Nutrition from the University of Kentucky and a BS and MS in animal sciences and nutrition, respectively, from the University of Nebraska-Lincoln.

Mr. Burnell has extensive leadership experience in the healthcare, biotechnology, laboratory sciences and manufacturing sectors, which has led the Board to conclude that Mr. Burnell should continue to serve as a director of the Company.

Joseph Keegan, Class III Director. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chair of our Audit Committee and our Nominating Committee and as a member of our Regulatory Compliance Committee. Dr. Keegan has more than 30 years of experience in life science businesses.

Dr. Keegan is a member of the board of directors and nominating and compensation committees of Bio-Techne Corporation (NASDAQ: TECH), a publicly held biotech company, and serves on the boards of directors of three privately held companies: Halo Labs, Inc. (formerly known as Optofluidics, Inc.), where he is a member of the audit and compensation committees, Carterra (formerly known as Wasatch Microfluidics, Inc.), where he is a member of the audit and compensation committees, and Biolog, Inc. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should continue to serve as a director of the Company.

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Fortunato Ron Rocca, Class II Director. Ron Rocca was elected to the Board as a Class II director on January 22, 2020 following his designation by 1315 Capital II, L.P. (“1315 Capital”), a fund managed by 1315 Capital Partners that is a major stockholder of the Company, as a holder of Series B Preferred Stock. Mr. Rocca was concurrently appointed to the Audit Committee and Compensation Committee and was subsequently appointed to the Regulatory Compliance Committee. On October 11, 2024, 1315 Capital exchanged its Series B Preferred Stock for Series C Preferred Stock pursuant to which it no longer has director designation rights. In January 2026, all outstanding shares of Series C Preferred Stock were converted into shares of Common Stock which do not have director designation rights. Mr. Rocca has served as the President and Chief Executive Officer of Mindera Inc. from May 2023 until August 2025 and he currently serves on the board of Circular Genomics, where he is also a member of the Audit Committee and the Compliance Committee. From October 2011 through October 2022, Mr. Rocca served as President, Chief Executive Officer and Director of Exagen Inc. (NASDAQ: XGN), a company dedicated to transforming the care continuum for patients suffering from debilitating and chronic autoimmune diseases.

Mr. Rocca received a B.S. in Marketing and Personnel Management from Towson State University. Mr. Rocca’s extensive knowledge of our business, as well as his over 25 years of experience in the diagnostic and pharmaceutical industries, as well as his extensive experience as an officer at public companies developing healthcare tests contributed to our Board’s conclusion that he should continue to serve as a director of our Company.

Stephen J. Sullivan, Class I Director. Stephen J. Sullivan is currently a director and served as Chairman of the Board from June 21, 2016 until April 16, 2020. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined the Company as a director in September 2004 and has served as Chair of various committees of the Board. Mr. Sullivan currently serves as Chair of the Compensation Committee and a member of the Audit Committee and Nominating Committee. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head.

Mr. Sullivan has extensive experience as a director. In 2019, Mr. Sullivan became a director of The Emmes Company, LLC, a clinical research collaborator within the contract research organization industry. In July 2022, The Emmes Company LLC was sold to New Mountain Capital, at which time Mr. Sullivan resigned from the board. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company.

Mr. Sullivan graduated from the University of Dayton with a B.S. in Political Science, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University in 1976. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should continue to serve as a director of the Company.

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to directors for Board and committee chair services. Directors who also serve as employees of the Company, such as Mr. Burnell, our President, Chief Executive Officer and Chairman of the Board, do not receive payment for services as directors. The current compensation program for non-employee directors is described further below.

Cash Compensation Policy

In 2025, each of our non-employee directors received an annual director’s fee of $40,000, payable quarterly in arrears. Additionally, any non-employee director serving as Chair of a Board Committee received an annual fee of $10,000 (regardless of the number of committees chaired).

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Equity Compensation Policy

Commencing in 2020, each new appointee to the Board received a grant of 28,000 stock options which vest in equal annual installments over a three-year period. Director equity compensation is reviewed on a regular basis with the assistance of compensation consultants from time to time. Assuming that Proposal 3 included in this proxy statement is approved by our stockholders, each non-employee member of the Board will receive a one-time grant of 69,252 restricted stock units, with vesting over four years in equal amounts. Non-employee director compensation after 2026 is expected to be paid in cash.

Director Compensation in 2025

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2025. Mr. Burnell, our President, Chief Executive Officer and Chairman, does not receive compensation for his services on the Board. Information regarding the compensation of Mr. Burnell can be found below, under the heading “Narrative Disclosure to Summary Compensation Table.”

DIRECTOR COMPENSATION IN 2025
Name	Fees earned or paid in cash ($)	Option awards ($) (1)	Total ($)
Vijay Aggarwal	50,000	-	50,000
Joseph Keegan	50,000	-	50,000
Fortunato Ron Rocca	47,500	-	47,500
Stephen J. Sullivan	50,000	-	50,000

(1)	The aggregate number of option awards held by the non-employee directors as of December 31, 2025 are as follows which are fully vested: Dr. Aggarwal - 28,000; Dr. Keegan - 32,920; Mr. Rocca - 28,000; and Mr. Sullivan - 33,820.

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PROPOSAL 6 -
NON-BINDING ADVISORY VOTE ON RESOLUTION TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, which was added by the Dodd-Frank Act, the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. At our 2023 Annual Meeting of Stockholders, stockholders agreed, and the Board subsequently approved, that our stockholders should have the opportunity to cast an advisory vote to approve the compensation of our named executive officers on a triennial basis. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall total compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” The stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board.

Our executive compensation programs are designed to attract and retain superior employees in key positions to enable us to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. Our goal is to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that align the interests of our executives with those of our stockholders. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive, and appropriately aligned with our performance and the performance of our executives.

We are asking the Company’s stockholders to indicate their support for the advisory approval of the Company’s executive compensation as described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related compensation tables and narrative disclosure.”

While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

The Board Unanimously Recommends a Vote “FOR” the Executive Compensation Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

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PROPOSAL 7 -
RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing EisnerAmper as the independent registered public accounting firm of the Company and its subsidiaries Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.”

A representative of EisnerAmper is expected to be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under our Certificate of Incorporation, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described below were approved by the Audit Committee.

During the fiscal years ended December 31, 2025 and 2024, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with EisnerAmper with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EisnerAmper, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting in the fourth quarter of 2024 related to the Company’s royalty accrual reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit and Other Fees

EisnerAmper, an independent registered public accounting firm, has served as our independent accountants since April 13, 2022. Fees for services provided by EisnerAmper for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2025	2024
Audit Fees (1)	$320,250	$368,550
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$320,250	$368,550

(1)	Audit fees include the audit of our consolidated financial statements.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2025 and discussed them with management and EisnerAmper, the independent registered public accounting firm that audited our financial statements for fiscal 2025. The Audit Committee has also discussed with EisnerAmper the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board’s (the “PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from EisnerAmper required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence,” and the Audit Committee discussed with EisnerAmper the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. EisnerAmper was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. EisnerAmper had full access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in this Proxy Statement, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Fortunato Ron Rocca

The Board Recommends a Vote “FOR” the Auditor Ratification Proposal and Proxies that are Returned will be so Voted Unless Otherwise Instructed.

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GOVERNANCE OF THE COMPANY

Corporate Governance; Code of Business Conduct; Insider Trading Policy

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, employees, consultants and other representatives, as well as Guidelines on Corporate Governance applicable specifically to our Board. You can find links to these documents in the “Investors-Investor Relations-Corporate Governance-Governance Documents” section of our website page at www.interpace.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, or posted on our website at www.interpace.com.

Our Insider Trading Policy, adopted in March 2025, expressly prohibits our, and our direct and indirect subsidiaries’, employees, directors, officers and designated contractors and consultants, who know or have access to material information regarding the Company that has not been fully disclosed to the public from: (i) trading in Company securities or engaging in transactions in securities of another company with which the Company conducts business, such as a customer, partner, distributor or supplier, if they are in possession of or otherwise aware of material information relating to such other company obtained in course of employment with, or services performed on behalf of, the Company; (ii) pledging Company securities as collateral for a loan; (iii) engaging in hedging or monetization transactions with respect to Company securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (iv) trading in derivative securities related to Company securities, which includes publicly traded call and put options. Our Insider Trading Policy also provides that the Company will not effect transactions in respect of its securities, or adopt any securities repurchase plans, when it is in possession of material nonpublic information concerning the Company, other than in compliance with applicable law.

Board Leadership and Structure

The Chairman of the Board presides at all meetings of the Board. Mr. Burnell serves as the Chairman of the Board. The Board has determined that Mr. Burnell is not “independent” within the meaning of the Nasdaq Rules for U.S. Companies (the “Nasdaq Rules”) (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated). The Board has determined that the remaining members of the Board are independent within the meaning of the Nasdaq Rules, although the Nasdaq Rules are not applicable to companies quoted on the OTCID.

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that Mr. Burnell’s dual role as both Chairman of the Board and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Mr. Burnell possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act with a common purpose.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Regulatory Compliance Committee oversees management’s efforts to adopt and implement policies and procedures that require the Company and its employees to comply with the regulatory framework of laws and regulations with respect to its operations and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Our Audit Committee and Regulatory Compliance Committee both also review and discuss with relevant management, at least annually, the implementation and effectiveness of risk management programs in the areas of cybersecurity and privacy as it relates to healthcare compliance. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2025, the Board held 4 meetings and additionally acted twice by unanimous written consent, the Audit Committee held 5 meetings, the Compensation Committee held 1 meeting, the Nominating Committee held no meetings, and the Regulatory Compliance Committee held 4 meetings.

Each committee member is a non-employee director of the Company who meets the independence requirements of the Nasdaq Rules, although such rules are not applicable to OTCID quoted companies, and applicable law. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2025. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. 3 of our then-current directors attended our annual stockholders’ meeting held on November 12, 2024. Our Board has four standing committees, each of which is described below.

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Audit Committee

The Audit Committee is currently comprised of Dr. Keegan (Chair), Mr. Sullivan and Mr. Rocca. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the selection, retention and termination of our independent registered public accounting firm; and (vi) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the Nasdaq Rules, although such rules are not applicable to OTCID quoted companies, and as required by the Audit Committee charter. Our Board has determined that the Chair of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act.

Our Audit Committee charter is posted and can be viewed in the “Investors-Investor Relations-Corporate Governance-Governance Documents” section of our website at www.interpace.com.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Sullivan (Chair), Dr. Aggarwal and Mr. Rocca. Each member of our Compensation Committee is “independent” within the meaning of the Nasdaq Rules, although such rules are not applicable to OTCID quoted companies, and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans. The Compensation Committee may form subcommittees for any purpose that they deem appropriate and may delegate to such subcommittees such power and authority as they deem appropriate, provided that the subcommittee consists of at least two members and provided further that the Compensation Committee must not delegate any power or authority required by any law, regulation or listing standards to be exercised by the Compensation Committee as a whole.

Our Compensation Committee charter is posted and can be viewed in the “Investors-Investor Relations-Corporate Governance-Governance Documents” section of our website at www.interpace.com.

Nominating Committee

The Nominating Committee is currently comprised of Dr. Keegan (Chair), Dr. Aggarwal and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the Nasdaq Rules, although such rules are not applicable to OTCID quoted companies, and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; (v) to develop and maintain the Company’s corporate governance guidelines; (vi) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election; and (vii) to advise the Board with respect to any other matters required by federal securities laws. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules, unless the Board empowers a special committee.

The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Nominating Committee will consider nominees recommended by stockholders, based on the same criteria described above, provided such nominations comply with the applicable provisions of our Certificate of Incorporation, Bylaws and the procedures to be followed in submitting proposals. No material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since we filed Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2025 on April 30, 2026.

In addition, in connection with the Exchange Agreement dated October 10, 2024, pursuant to which Ampersand and 1315 Capital exchanged their Series B Preferred Stock for Series C Preferred Stock, Ampersand and 1315 Capital no longer have the right to designate any directors. Previously and for so long as each of Ampersand and 1315 Capital held at least sixty percent (60%) of the Series B Preferred Stock issued to it on January 15, 2020, each was entitled to elect two directors to the Board, provided that one of the directors qualified as an “independent director” under Rule 5605(a)(2) of the listing rules of the Nasdaq Stock Market (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities were then listed or designated). Ampersand and 1315 Capital had designated each of Dr. Aggarwal and Mr. Rocca, respectively, as directors of the Company, each of whom continues to serve as a director. In January 2026, all outstanding shares of Series C Preferred Stock were converted into shares of Common Stock which do not have director designation rights.

Our Nominating Committee charter is posted and can be viewed in the “Investors-Investor Relations-Corporate Governance-Governance Documents” section of our website at www.interpace.com.

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Regulatory Compliance Committee

The Regulatory Compliance Committee is currently comprised of Dr. Aggarwal (Chair), Dr. Keegan and Mr. Rocca. Each member is “independent” within the meaning of the Nasdaq Rules, although such rules are not applicable to OTCID quoted companies, and as required by the Regulatory Compliance Committee charter. The primary purposes of our Regulatory Compliance Committee are to assist the Board in carrying out its oversight responsibility with respect to the regulatory framework of laws and regulations with respect to our operations, compliance with high quality, ethical and legal standards, and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Specifically, the Regulatory Compliance Committee assists the Board with respect to compliance with the operation of clinical laboratories and the provision of laboratory services and related customer billing and Medicare reimbursement.

The Regulatory Compliance Committee also reviews and discusses with relevant management the implementation and effectiveness of regulatory risk management programs in the areas of supply chain, environmental regulations, employee health and safety, privacy, cybersecurity, regulatory and political expenditures and lobbying activities.

Our Regulatory Compliance Committee charter is posted and can be viewed in the “Investors-Investor Relations-Corporate Governance-Governance Documents” section of our website at www.interpace.com.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2025, the Compensation Committee was comprised of Mr. Sullivan (Chair), Dr. Aggarwal and Mr. Rocca. During 2025 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Policies on Communicating with our Board and Reporting of Concerns Regarding Regulatory, Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding corporate compliance matters, including accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Audit Committee of the Board of Directors, c/o Corporate Secretary, 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

Any person who has a concern regarding regulatory compliance matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Regulatory Compliance Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Regulatory Committee of the Board of Directors, c/o Corporate Secretary, 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Regulatory Compliance Committee.

Hedging Policy

Our Board has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Thomas W. Burnell	64	President, Chief Executive Officer and Chairman of the Boar
Christopher McCarthy	35	Chief Financial Officer and Chief Operating Office

Mr. Burnell’s business experience is discussed above, under the heading “Director Biographies and Qualifications.” There are no arrangements or understandings between Mr. Burnell and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Burnell and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. There is no related party transaction as of the date hereof between Mr. Burnell and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The principal occupation and business experience for at least the last five years for Mr. McCarthy as a named executive officer (“NEO”) is set forth below.

On July 24, 2023, Christopher McCarthy was appointed as the Chief Financial Officer of the Company and he was appointed as the Chief Operating Officer of the Company in December 2024. Mr. McCarthy has served as the Company’s Principal Financial Officer since April 2023. Prior to serving as the Company’s Chief Financial Officer, Mr. McCarthy served as the Company’s Vice President of Finance and Enterprise Systems from August 2022 to July 2023, Senior Director of Operations Finance from August 2020 to August 2022 and Senior Financial Analyst from June 2019 to August 2020. Prior to joining the Company, Mr. McCarthy served as a Senior Financial Systems Analyst at Simon & Schuster, Inc. from January 2016 to June 2019.

Except as described herein, Mr. McCarthy has served in no other Company positions and there is no arrangement or understanding between Mr. McCarthy and any other person pursuant to which he was selected to serve as Chief Financial Officer. Mr. McCarthy has no family relationship with any director or executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company that would require disclosure pursuant to Item 401(d) of Regulation S-K. There are no related party transactions as of the date hereof between Mr. McCarthy and the Company that would require disclosure under Item 404(a) of Regulation S-K.

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INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation earned by our NEOs for fiscal years 2025 and 2024.

SUMMARY COMPENSATION TABLE FOR 2025 AND 2024
Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Compensation ($)(1)	Stock Awards ($)(2)	All Other Compensation ($) (4)	Total ($)
Thomas W. Burnell
CEO, President and Chairman of the Board	2025	460,625	230,312	-	17,255	708,192
	2024	456,458	230,312	-	17,022	703,792
Christopher McCarthy
CFO and COO(3)	2025	325,000	130,000	-	13,265	468,265
	2024	274,583	110,000	38,750	11,200	434,533

(1)	The amount set forth in this column represents the annual cash incentive bonus earned by the NEO for the applicable fiscal year performance.

(2)	The dollar amounts set forth in this column for Mr. McCarthy represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 13 - “Stock-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 30. 2026.

(3)	Was appointed Chief Operating Officer in December 2024.

(4)	For the NEOs, this column includes the following amounts:

	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($)	Total ($)
Thomas W. Burnell	14,000	3,255	-	17,255
Christopher McCarthy	13,000	265	-	13,265

Narrative Disclosure to Summary Compensation Table

The following narrative discusses the base salaries, annual cash incentives, long-term equity incentives, and perquisites of the Company with respect to Messrs. Burnell and McCarthy.

Base Salary

Initially, each NEO’s base salary is generally set according to the NEO’s employment agreement with the Company and thereafter may be adjusted based on the NEO’s performance. Each year, the Compensation Committee reviews each NEO’s base salary level and determines whether any change to such level is necessary and adjustments may be based on factors such as new roles and/or responsibilities assumed by the NEO and the NEO’s impact on our strategic goals and financial performance.

Tom Burnell. For fiscal year 2025, Mr. Burnell’s annual base salary was at the rate of $460,625. For fiscal year 2024, Mr. Burnell’s annual base salary initially was at the rate of $435,625, until being increased on March 1, 2024 to $460,625.

Christopher McCarthy. For fiscal year 2025, Mr. McCarthy’s annual base salary was at the rate of $325,000. For fiscal year 2024, Mr. McCarthy’s annual base salary initially was at the rate of $220,000, until being increased on February 1, 2024 to the rate of $275,000, and then again on December 1, 2024 to the rate of $325,000.

Annual Cash Incentives

The annual cash incentive program provides our NEOs with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company, including revenue and adjusted EBITDA.

Equity Incentives

Our executives are also eligible to participate in an equity incentive program, which is currently administered under the 2019 Plan. The equity incentive component of our compensation program is used to promote alignment with stockholders. The Compensation Committee believes that stock-based compensation enhances our ability to attract and retain high quality talent, provides motivation to improve our financial performance, and increase stockholder value.

In 2024, Mr. McCarthy was granted 10,000 RSUs in February and 25,000 RSUs in July, all of which vested immediately on the date of the corresponding grant.

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Perquisites

As a matter of practice, we provide only limited perquisites to NEOs, and the value of such perquisites provided during fiscal years 2025 and 2024 are set forth in footnote 4 to the Summary Compensation Table. Otherwise, NEOs are eligible for the standard benefits and programs generally available to all of our employees.

Qualified Plan

The Company maintains a tax-qualified savings plan under Section 401(k) of the Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, the Company currently offers a safe harbor matching contribution equal to 100% of the first 3% of an employee’s contributed base salary plus 50% of the employee’s base salary contributed in excess of the first 3% but not more than 5% of an employee’s contributed base salary.

Employment Agreements and Severance Arrangements

Thomas W. Burnell

On December 1, 2020, the Company appointed Mr. Burnell as Chief Executive Officer and President and entered into an employment agreement with Mr. Burnell (the “Burnell Employment Agreement”). Under the Burnell Employment Agreement, Mr. Burnell is to receive an annual base salary of at least $425,000, a target annual bonus opportunity of up to 50% of such base salary, certain other benefits such as housing (although no such housing benefit has been provided to Mr. Burnell to date) and participation in the benefit plans and programs maintained by the Company.

In the event that Mr. Burnell’s employment is terminated by the Company without Cause or by Mr. Burnell for Good Reason (in each case, as defined in the Burnell Employment Agreement), then subject to, among other things, Mr. Burnell’s execution and non-revocation of a release agreement in favor of the Company, Mr. Burnell would be entitled to: (i) salary continuation payments for a period of twelve (12) months; (ii) all outstanding equity awards that were scheduled to vest during the twenty-four (24) month period following the termination date, but for the termination, would become fully vested and exercisable (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement); and (iii) continuation of health and welfare benefits for the salary continuation period.

Christopher McCarthy

On July 24, 2023, the Company appointed Mr. McCarthy as Chief Financial Officer and entered into an employment agreement with Mr. McCarthy (the “McCarthy Employment Agreement”). Mr. McCarthy was appointed Chief Operating Officer in December 2024. Under the McCarthy Employment Agreement, Mr. McCarthy is to receive an annual base salary of at least $220,000, a target annual bonus opportunity of up to 40% of such base salary, and participation in the benefit plans and programs maintained by the Company. Mr. McCarthy’s annual base salary was increased on February 1, 2024 to the rate of $275,000, and then again on December 1, 2024 to the rate of $325,000.

In the event that Mr. McCarthy’s employment is terminated by the Company without Cause or by Mr. McCarthy for Good Reason (in each case, as defined in the McCarthy Employment Agreement), then subject to, among other things, Mr. McCarthy’s execution and non-revocation of a release agreement in favor of the Company, Mr. McCarthy would be entitled to salary continuation payments for a period of six (6) months and the continuation of health and welfare benefits for the duration of the six (6) month period.

Confidential Information, Non-Disclosure, Non-Solicitation, Non-Compete and Rights to Intellectual Property Agreement (“Restrictive Covenants Agreement”)

Each of Messrs. McCarthy and Burnell also entered into a Restrictive Covenants Agreement with the Company that includes customary provisions regarding confidentiality and non-disclosure, customary non-competition and non-solicitation provisions that extend for up to one (1) year following termination of employment, and a customary invention assignment regarding ownership of intellectual property. The payment of any severance benefits under each executive’s employment agreement and/or severance agreement is conditioned on continued compliance with his Restrictive Covenants Agreement.

Treatment of Outstanding Equity on a Change in Control

The 2019 Plan provides that in the event of a “change in control” (as defined under the 2019 Plan), the Compensation Committee may take certain actions in its sole and absolute discretion with respect to awards granted, but there is no automatic vesting provision. The 2026 Plan provides that in the event of a Change in Control (as defined in the 2026 Plan), the Compensation Committee may, in its sole and absolute discretion and on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that option or stock appreciation right upon closing of the Change in Control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the Change in Control; (vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Code, such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

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Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviews our compensation policies and practices for all employees, including executive officers, and believes that such compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (a) annual cash incentive compensation and long-term equity incentive compensation entitlements are based on a mix of our overall performance, business unit performance and individual performance; (b) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (c) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards as of December 31, 2025

The following table provides information concerning the number and value of unexercised stock options and RSUs for the NEOs outstanding as of the fiscal year ended December 31, 2025:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025
Option Awards						Equity Incentive Plan Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Performance RSUs that have not Vested (#)		Number of Shares/RSUs that have not Vested (#)	Market Value of Shares/RSUs that have not Vested ($)(1)
Thomas W. Burnell	-		-	-		125,000	(2)	-	153,750
Christopher McCarthy	2,500	(3)	-	6.00	3/10/2031	-		-	-

(1)	The market value is based on the closing price of $1.23 per share on December 31, 2025, the last day of trading in 2025.
(2)

Consists of 125,000 performance based RSUs which will be eligible to vest on the day immediately following a 30-calendar day period in which, for each trading day of such period, a share of Common Stock has a closing per share price of at least $11.34. Mr. Burnell has agreed to cancellation of such RSUs irrespective of the outcome of the shareholder vote on Proposal 3.

(3)	Consists of 2,500 fully vested stock options.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

	Summary		Average Summary Compensation Table	Average Compensation Actually	Value of Initial Fixed $100 Investment Based On(5):
Year	Compensation Table Total for PEO(1)	Compensation Actually Paid toPEO(2)	Total for Non-PEO NEOs(3)	Paid to Non-PEO NEOs(4)	Total Shareholder Return(6)	Net Income (millions)(7)	Adjusted EBITDA (millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	$708,192	$708,192	468,265	$468,265	$118	$24.6	$5.4
2024	$703,792	$703,792	434,533	$473,283	$260	$6.7	$8.7
2023	$678,407	$608,074	332,038	$343,862	$104	$2.0	$5.6

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Burnell (our President, Chief Executive Officer and Chairman of the Board) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Information About Our Executive Compensation.”

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Burnell, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Burnell during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Burnell’s total compensation for each year to determine the compensation actually paid which is reported above:

Year	Reported Summary Compensation Table Total for PEO	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2025	$708,192	$-	$708,192
2024	$703,792	$-	$703,792
2023	$678,407	$(70,333)	$608,074

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

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(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding Mr. Burnell, who has served as our President, Chief Executive Officer and Chairman of the Board) in the “Total” column of the Summary Compensation Table in each applicable year. Chris McCarthy, Chief Financial Officer, was the only non-PEO NEO included for purposes of calculating the average amounts in each applicable year.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Burnell), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Burnell) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Burnell) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$468,265	$-	$-	$468,265
2024	$434,533	$38,750	$-	$473,283
2023	$332,038	$25,000	$(13,176)	$343,862

(5)	The TSR figures, assuming a $100 investment on January 1, 2023, would be as follows: 2023 - $104; 2024 - $260; 2025 - $118.

(6)	Cumulative TSR is calculated by taking the difference between the Company’s share price at the end and the beginning of the applicable measurement period by the Company’s share price at the beginning of the applicable measurement period.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)	Adjusted EBITDA is defined as income or loss from continuing operations, plus depreciation and amortization, non-cash stock-based compensation, interest and taxes, and other non-cash expenses including change in fair value of notes payable. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the NEOs, for the most recently completed fiscal year, to company performance. Adjusted EBITDA is a non-generally accepted accounting principles financial measure. The tables below show the Company’s Adjusted EBITDA reconciled to the comparable GAAP financial metric included in this Proxy Statement.

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Reconciliation of Adjusted EBITDA (Unaudited)

($ in thousands)

	Years Ended December 31,
	2025	2024	2023

Income from continuing operations (GAAP Basis)	$24,984	$6,946	$2,264
Depreciation and amortization	425	300	1,026
Stock-based compensation	35	291	630
Severance & related expense	692	-	-
Asset impairment - lab supplies	198	-	-
Tax (benefit) expense	(21,210)	4	17
Interest accretion expense	-	34	112
Note payable interest	168	625	896
Other expense/income, net	32	(48)	(46)
Change in fair value of note payable	110	547	678
Adjusted EBITDA	$5,434	$8,699	$5,577

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to our CEO, the average of compensation actually paid to our non-CEO NEOs, and the cumulative TSR of the Company over the three most recently completed fiscal years. The Company does not award compensation to executives based on TSR results, and most of the compensation reported below relates to salary and bonuses earned during the past three years.

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Relationship of Executive Compensation Actually Paid to TSR of the Company

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of compensation actually paid to Mr. Burnell and the average amount of compensation actually paid to the NEOs as a group (excluding Mr. Burnell) is aligned with the Company’s net income over the three-year period. The Company does not use net income/(loss) as a performance measure in the overall executive compensation program. In addition, our short-term cash incentives are tied to adjusted EBITDA among other metrics, and the value of total compensation awarded to the NEOs through short-term incentives will vary from year-to-year.

Relationship of Executive Compensation Actually Paid to Net Income

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Compensation Actually Paid and Adjusted EBITDA

The following chart sets forth the relationship between compensation actually paid to our CEO, the average of compensation actually paid to our non-CEO NEOs, and Adjusted EBITDA during the three most recently completed fiscal years. See “Reconciliation of Adjusted EBITDA” above for details regarding the tax benefit received in 2025. Adjusted EBITDA is a metric used by management to measure cash flow of the ongoing business and will often vary significantly from the Company’s net income/loss as the impact of taxes, discontinued operations, and non-cash expenses are excluded from Adjusted EBITDA.

Relationship of Executive Compensation Actually Paid to Adjusted EBITDA

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of the Record Date, the number of shares of our Common Stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding Common Stock; (ii) each of our current directors and director nominees; (iii) each of our current named executive officers, and (iv) all current directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 27,700,904 shares of Common Stock outstanding as of the Record Date.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(2)	13,861,386	(3)	50.0%
1315 Capital II, L.P.(4)	9,405,941	(5)	34.0%
Executive officers and directors:
Thomas W. Burnell (6)	81,737	(9)	*
Christopher McCarthy (7)	49,291	(10)	*
Vijay Aggarwal (8)	28,000	(11)	*
Joseph Keegan (8)	34,677	(12)	*
Fortunato Ron Rocca (8)	28,000	(11)	*
Stephen J. Sullivan (8)	36,279	(13)	*
All executive officers and directors as a group (6 persons)	257,984	(9)(10)(11)(12)(13)	*

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as stock options and RSUs that a person has the right to acquire within 60 days of the Record Date. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The reported address of Ampersand is One Post Office Square, Suite 2900, Boston, MA 02109.
(3)	This information is based solely on a Form 4 filed with the SEC on February 4, 2026 by Ampersand. Ampersand reported ownership of 13,861,386 shares of Common Stock.
(4)	The reported address of 1315 Capital is 3025 John F Kennedy Boulevard, Suite 730, Philadelphia, PA 19104.
(5)	This information is based solely on a Form 4 filed with the SEC on February 17, 2026 by 1315 Capital. 1315 Capital reported ownership of 9,405,941 shares of Common Stock.
(6)	Currently serves as our President and Chief Executive Officer and as Chairman of the Board.
(7)	Currently serves as our Chief Financial Officer and Chief Operating Officer.
(8)	Currently serves as a member of the Board.
(9)	Includes 10,855 shares owned by Mr. Burnell’s spouse. Mr. Burnell disclaims beneficial ownership of these shares.
(10)	Includes 2,500 shares issuable pursuant to stock options exercisable within 60 days of the Record Date.
(11)	Includes 28,000 shares issuable pursuant to stock options exercisable within 60 days of the Record Date.
(12)	Includes 32,920 shares issuable pursuant to stock options exercisable within 60 days of the Record Date.
(13)	Includes 33,820 shares issuable pursuant to stock options exercisable within 60 days of the Record Date.

The table below sets forth certain information with respect to all of our equity compensation plans as of December 31, 2025, and does not reflect grants, awards, exercises, terminations or expirations since that date.

Equity Compensation Plan Information
Year Ended December 31, 2025
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders (2019 Equity Compensation Plan and Restated 2004 Stock Award and Incentive Plan)	396,222	$7.30	1,851,870

Equity compensation plan not approved by security holders	-	-	-
Total	396,222	$7.30	1,851,870

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We are required to disclose transactions since January 1, 2024, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers. We have not entered into any such transactions since January 1, 2024.

OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact us by writing to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

Stockholder Proposals for the 2027 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2027 must be received by us at our principal office at Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054 no later than March 5, 2027, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting. In the event that the 2027 annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting (August 20, 2026), the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

The Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (May 27, 2027) nor more than 120 days (April 27, 2027) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before (July 26, 2027) or more than 60 days after (October 24, 2027) such anniversary date (August 20, 2027), notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our Common Stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 20, 2026.

This Proxy Statement and our Annual Report are also available on the Internet at: www.proxyvote.com

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Thomas W. Burnell
Thomas W. Burnell
President, Chief Executive Officer and Chairman of the Board

July 7, 2026

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ANNEX A

PROPOSED FORM OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTERPACE BIOSCIENCES, INC.

Interpace Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of the Delaware (the “DGCL”), hereby certifies that:

ONE: The name of the Corporation is Interpace Biosciences, Inc. The Corporation was incorporated under the name “Professional Detailing, Inc.” by the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on February 10, 1998 (as amended or supplemented to date, the “Prior Certificate of Incorporation”).

TWO: The Amended and Restated Certificate of Incorporation, attached hereto as Exhibit A, is incorporated herein by reference, and restates, integrates and further amends the provisions of the Prior Certificate of Incorporation.

THREE: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the DGCL.

FOUR: This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Corporation.

In Witness Whereof, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this [   ] th day of [   ], 2026.

Interpace Biosciences, Inc.

By:	/s/
Thomas W. Burnell
President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTERPACE BIOSCIENCES, inc.

I.

The name of the corporation is Interpace Biosciences, Inc. (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

IV.

A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 205,000,000 shares, consisting of 200,000,000 shares of Common Stock, each having a par value of $0.01, and 5,000,000 shares of Preferred Stock, each having a par value of $0.01.

B. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the board of directors of the Corporation (the “Board of Directors”) as hereinafter provided. Authority is hereby expressly granted to the Board of Directors, from time to time, to issue all or any of the Preferred Stock in one or more series and, in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including in connection with any shareholder rights plan and including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Amended and Restated Certificate (as amended from time to time and including any Certificate of Designation, this “Amended and Restated Certificate”). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any Certificate of Designation). The number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding plus, if applicable, the number of shares of such class or series reserved for issuance) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or Common Stock, respectively, or of any series thereof irrespective of Section 242(b)(2) of the DGCL, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation filed with respect to any series of Preferred Stock. For the avoidance of doubt, but subject to the rights of any holders of any outstanding series of Preferred Stock, Section 242(d) of the DGCL shall apply to amendments to this Amended and Restated Certificate of Incorporation.

C. Common Stock. The voting, dividend, liquidation and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors and outstanding from time to time. Except as otherwise provided herein or required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation (including any Certificate of Designation) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) or pursuant to the DGCL. Subject to applicable law and the rights of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law. Subject to the rights of any holders of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then-outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Management of the Business.

Except as provided by the DGCL or this Amended and Restated Certificate of Incorporation, the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. Subject to any rights of the holders of shares of any one or more series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

B. Board of Directors.

Subject to the immediately following sentence and the rights of the holders of any one or more series of Preferred Stock to elect additional directors under specified circumstances, all of the directors of the Corporation shall be elected annually and shall hold office until the next annual meeting of stockholders or until his or her respective successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal from office. The term of office of the incumbent Class II director shall expire upon the filing of this Amended and Restated Certificate of Incorporation and thereafter the directors shall no longer be divided into classes.

Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall remove or shorten the term of any incumbent director.

C. Vacancies.

Subject to any limitations imposed by applicable law and subject to the rights of the holders of any one or more series of Preferred Stock to elect additional directors or fill vacancies in respect of such directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. Any director elected to fill a newly created directorship or vacancy in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified or such director’s earlier death, resignation or removal.

D. Preferred Stockholders Election Rights.

Whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section A of Article V hereof, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

E. Amended and Restated Bylaw Amendments.

The Board of Directors is expressly authorized and empowered to adopt, amend or repeal any provisions of the Amended and Restated Bylaws of the Corporation (the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Amended and Restated Certificate of Incorporation. The stockholders shall not have power to adopt, amend or repeal the Bylaws.

F. Stockholder Actions.

1. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

2. Subject to the rights of the holders of any shares of any one or more series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may also be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

3. Subject to any rights of the holders of shares of any series of Preferred Stock then outstanding, special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer or vote of the majority of the Board of Directors, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

4. An annual meeting of stockholders for the purpose of election of directors and for such other business as may properly come before the meeting, shall be held on such date, time and place, if any, as may be determined from time to time by the Board of Directors. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

5. No stockholder will be permitted to cumulate votes at any election of directors.

VI.

A. No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

B. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (i) any derivative claim or cause of action brought on behalf of the Corporation; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Corporation, to the Corporation or the Corporation’s stockholders; (iii) any claim or cause of action against the Corporation or any current or former director, officer or other employee of the Corporation, arising out of or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any claim or cause of action against the Corporation or any current or former director, officer or other employee of the Corporation, governed by the internal-affairs doctrine or otherwise related to the Corporation’s internal affairs, in all cases to the fullest extent permitted by applicable law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. To the fullest extent permitted by law, if any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence, and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. This Section A of Article VII shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

B. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters for any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

C. Any person or entity purchasing, holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Amended and Restated Certificate of Incorporation.

If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article VII (including, without limitation, each portion of any paragraph of this Article VII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

VIII.

A. In recognition and anticipation that members of the Board of Directors and their respective Affiliates and Affiliated Entities (each, as defined below) and the officers of the Corporation and their respective Affiliates and Affiliated Entities may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article VIII are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the directors or officers of the Corporation or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

B. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for any director or officer of the Corporation (including any director who serves as an officer and any officer who serves as a director of the Corporation in both his or her director and officer capacities) or his or her Affiliates or Affiliated Entities and the Corporation or any of its Affiliates, except as provided in Section C of this Article VIII.

C. Notwithstanding the foregoing provision of this Article VIII, the Corporation does not renounce its interest in any corporate opportunity offered to any director or officer of the Corporation (including any director who serves as an officer and any officer who serves as a director of the Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section B of this Article VIII shall not apply to any such corporate opportunity. In addition, notwithstanding anything to the contrary set forth herein, the provisions of this Article VIII shall not release any person who is or was an employee of the Corporation or any of its subsidiaries from any obligations or duties that such person may have pursuant to any other agreement that such person may have with the Corporation or any such subsidiary.

D. In addition to and notwithstanding the foregoing provisions of this Article VIII, a potential corporate opportunity shall not be deemed to be a corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

E. For purposes of this Article VIII, (i) “Affiliate” shall mean (a) in respect of a director or officer of the Corporation, any Person that, directly or indirectly, is controlled by such director or officer (other than the Corporation and any entity that is controlled by the Corporation), and (b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Affiliated Entity” shall mean (A) any Person of which a director or officer of the Corporation serves as an officer, director, employee, agent or other representative (other than the Corporation and any entity that is controlled by the Corporation), (B) any Person that controls, is controlled by or under common control with a Person set forth in clause (A) whether directly or indirectly, and (C) any direct or indirect partner, stockholder, member, manager or other representative of any Person set forth in clauses (A) or (B); and (iii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

F. For the purposes of this Article VIII, “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. A Person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting stock, in good faith, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

G. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VIII. Neither the alteration, amendment, addition to or repeal of this Article VIII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption.

IX.

A. The Corporation reserves the right to amend, alter, change or repeal, at any time and from time to time, any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Section B of this Article IX, and all rights, preferences and privileges of whatsoever nature conferred upon the stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation are granted subject to this reservation.

B. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of applicable law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or by this Amended and Restated Certificate of Incorporation or any Certificate of Designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal (whether by merger, consolidation, conversion or otherwise), or adopt any provision inconsistent with, Articles V, VI, VII, VIII and IX.

X.

If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby, and to the fullest extent permitted by applicable law, the provisions of this Amended and Restated Certificate of Incorporation shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation.

* * * *

ANNEX B

PROPOSED FORM OF

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

INTERPACE BIOSCIENCES, INC.

Interpace Biosciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST: Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:

“Upon the effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [        ]1 shares of Common Stock, par value $0.01 per share, issued and outstanding (or held in treasury) immediately prior to the Reverse Split Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.01 per share, without any action by any holder thereof, subject to the treatment of fractional shares set forth below (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share as a result of the Reverse Stock Split shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share.

From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified and combined as a result of the Reverse Stock Split, including the treatment of fractional shares set forth above.”

SECOND: This Certificate of Amendment shall become effective on               , 2026, at 12:01 a.m.

THIRD: That the foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its [       ], on               , 2026.

Interpace Biosciences, Inc.

By:	/s/
Thomas W. Burnell
President and Chief Executive Officer

1 This shall be a whole number between (and including) two (2) and ten (10) to be determined by the Board of Directors pursuant to authority granted by the stockholders, as described in the accompanying proxy statement (the “Reverse Stock Split Ratio”). The stockholders are approving all amendments with such Reverse Stock Split Ratio range and each Reverse Stock Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. Any proposed amendments reflecting a Reverse Stock Split Ratio not selected by the Board of Directors shall be deemed abandoned in accordance with Section 242(c) of the General Corporation Law of the State of Delaware.

ANNEX C

INTERPACE BIOSCIENCES, INC.

2026 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions. The purposes of the Interpace Biosciences, Inc. 2026 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Interpace Biosciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Cash Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means an award that is granted under Section 10

(g) “Cause” shall have the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant’s material or willful failure to perform duties reasonably expected and/or requested of Participant; (ii) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; (iii) Participant’s commission of a fraudulent, illegal, or dishonest act in the course of Participant’s employment or service in respect of the Company or any Subsidiary or Affiliate (iv) Participant’s willful misconduct or gross negligence; (v) Participant’s material violation of the Company’s policies or procedures; (vi) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (vii) Participant’s failure to adhere to moral and ethical business principles consistent with the Company’s Code of Business Conduct and Guidelines on Corporate Governance as in effect from time to time; or (ix) Participant’s engagement in an act or series of acts constituting intentional misconduct resulting in a misstatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of the Sarbanes-Oxley Act of 2002. Any good faith determination of Cause by the Company shall be final and binding on all parties.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of ownership held by any Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a “change in control event” under Section 409A of the Code if required in order for the payment not to violate Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular trading hours on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(s) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(t) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(w) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(x) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(y) “Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 2(c) hereof.

(z) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;

(f) approve forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 11; and

(i) extend the period of time for which an Option or Stock Appreciation Right is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option or Stock Appreciation Right to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option or Stock Appreciation Right.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 4,400,000 Shares, all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i) The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.

Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Section 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”).

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that statement representing the number of Shares subject to such Award be issued to the Participant and such Shares be placed in a restricted stock account (including an electronic account) with the transfer agent and designating the Participant as the registered owner. The electronic entries representing such shares shall be electronically legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash Award. Subject to the other terms of the Plan, the Committee may grant Cash Awards to eligible individuals and may impose one or more Vesting Conditions on such Awards. Unless otherwise determined by the Committee, a Participant must provide services to the Company or its Affiliates through the last day of the performance period applicable to the Cash Award in order to be eligible to receive payment. Unless otherwise specified by the Committee, payment in respect of a Cash Award will be made in cash, by the fifteenth day of the third month following the year in which such Award is earned.

Section 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board or by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue Shares subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares from the Shares issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by applicable law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its officers, Directors, employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or Stock Appreciation Right granted under the Plan is exempt from Section 409A of the Code only if the exercise or strike price is at least equal to the “fair market value” of the Shares on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its officers, Directors, employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Shares on the date of grant as subsequently determined by the Internal Revenue Service.

Section 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.

(c) All Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such Shares to make appropriate reference to such restrictions.

(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

(g) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

Section 18. Effective Date of Plan. The Plan became effective on [●], 2026 (the “Effective Date”), upon its approval by the majority of votes cast at the meeting of stockholders of the Company approving the Plan.

Section 19. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

ANNEX D

INTERPACE BIOSCIENCES, INC.

2026 EMPLOYEE STOCK PURCHASE PLAN

INTERPACE, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and its provisions will be construed in a manner consistent with Section 423 of the Code.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or the Committee, as applicable.

(b) “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case, as determined by the Administrator.

(c) “Applicable Exchange” means the OTCID Basic Market or any national stock exchange or quotation system on which the shares of Common Stock may later be listed or quoted.

(d) “Applicable Law” means legal requirements relating to the Plan under U.S. federal and state corporate law, U.S. federal and state securities law, the Code, the Applicable Exchange and the applicable securities, exchange control, tax and other laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of ownership held by any Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a “change in control event” under Section 409A of the Code if required in order for the payment not to violate Section 409A of the Code.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan in accordance with Section 14 hereof.

(i) “Common Stock” means the Company’s common stock, par value $0.01 per share.

(j) “Company” means Interpace Biosciences, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

(k) “Compensation” means the regular earnings or base salary, annual bonuses, and commissions (including any commission bonus) paid to the Eligible Employee by the Company or a Designated Company, as applicable, as compensation for services to the Company or a Designated Company, as applicable, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, shift differentials, salaried production schedule premiums, holiday pay, vacation pay, paid time off (“PTO”) (including any PTO payouts), sick pay, jury duty pay, funeral leave pay, other employer-paid leave pay (including parental leave pay, and bereavement leave pay), volunteer time off and military pay, but excluding (i) education or tuition reimbursements, (ii) imputed income arising under any group insurance or benefit program, (iii) travel expenses, (iv) business and moving reimbursements, including tax gross ups and taxable mileage allowance, (v) income received in connection with any stock options, restricted stock, restricted stock units or other compensatory equity awards, (vi) all contributions made by the Company or any Designated Company for the Eligible Employee’s benefit under any employee benefit plan now or hereafter established (such as employer-paid 401(k) plan or defined benefit plan contributions), (vii) all stipends (such as health and wellness stipend), (viii) all payments by the state or other regulatory agencies, (ix) severance pay, and (x) all other cash bonuses not mentioned above (such as referral bonuses, peer bonuses, and sign-on bonuses). Compensation will be calculated before deduction of any income or employment tax withholdings. Compensation will include the net impact of any current-period payments/deductions to correct for prior-period payroll errors (unless the Administrator, in its sole discretion, elects to give such corrections retroactive effect for purposes of this Plan). The Administrator, in its discretion, may establish a different definition of Compensation for an Offering, which will apply on a uniform and nondiscriminatory basis.

(l) “Contributions” means the payroll deductions and other additional payments that the Company may permit a Participant to make to fund the exercise of options granted pursuant to the Plan.

(m) “Designated Company” means the Company, its Subsidiaries and any Parent of the Company, except as each may be designated by the Administrator from time to time in its sole discretion as not eligible to participate in the Plan. An Affiliate that is disregarded for U.S. federal income tax purposes in respect of a Designated Company will automatically be a Designated Company.

(n) “Director” means any non-employee member of the Board, but solely in his or her capacity as such a member of the Board.

(o) “Eligible Employee” means any individual who is an employee providing services to the Company or a Designated Company. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence that the Employer approves or is otherwise legally protected under Applicable Laws. Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by Applicable Laws or by contract, the employment relationship will be deemed to have terminated three months and one day following the commencement of such leave or such other period specified under the Treasury Regulations. The Administrator may, in its discretion, from time to time prior to an Offering Start Date for all options to be granted on such Offering Start Date relating to an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Section 1.423-2 of the Treasury Regulations) that the definition of Eligible Employee will or will not include an individual if he or she (i) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion) or (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code; provided, however, that the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with Section 1.423-2(e) of the Treasury Regulations. Notwithstanding the foregoing, the Administrator may determine that the definition of Eligible Employee will not include employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) if (A) the grant of an option under the Plan or such Offering to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or (B) compliance with the laws of the foreign jurisdiction would cause the Plan or such Offering to violate the requirements of Section 423, provided that anyone included in the definition must be a Person to whom the issuance of stock may be registered on Form S-8 under the U.S. Securities Act of 1933, as amended.

(p) “Employer” means the employer of the applicable Eligible Employee(s).

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(r) “Fair Market Value” means, as of any relevant date, the value of a share of Common Stock determined as follows: (i) the closing per-share sales price of the Common Stock as reported by the Applicable Exchange for such stock exchange for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Common Stock, (ii) in the event there shall be no public market for the Common Stock on such date, the fair market value of the Common Stock as determined in good faith by the Committee or (iii) such other price as determined by the Administrator in its sole discretion, provided that such price is not inconsistent with the requirements of Section 423 of the Code and the Treasury Regulations thereunder.

(s) “New Purchase Date” means a new Purchase Date if the Administrator shortens any Offering Period then in progress.

(t) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 5 hereof. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Section 1.423-2(a)(1) of the Treasury Regulations, the terms of each Offering need not be identical; provided, however, that the terms of the Plan and an Offering together satisfy Sections 1.423-2(a)(2) and (a)(3) of the Treasury Regulations.

(u) “Offering Periods” means each period during which an option granted pursuant to the Plan is outstanding. The duration and timing of Offering Periods may be changed pursuant to Sections 5 and 20 hereof.

(v) “Offering Start Date” means the first day of an Offering Period or if there were no sales on such date, the closing price of the relevant security as reported on the Applicable Exchange (or such other reporting system as shall be selected by the Committee) on the Trading Day following the first day of the Offering Period.

(w) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Participant” means an Eligible Employee who participates in the Plan.

(y) “Person” means a “person” or “group” within the meaning of Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act.

(z) “Plan” means this Interpace Biosciences, Inc. 2026 Employee Stock Purchase Plan, as may be amended from time to time.

(aa) “Purchase Date” means the last Trading Day of the Purchase Period. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20(a) hereof, the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Purchase Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(bb) “Purchase Period” means the periods during an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan.

(cc) “Purchase Price” means, with respect to an Offering Period, an amount equal to 85% of the Fair Market Value on the Offering Start Date or on the Purchase Date, whichever is lower; provided, however, that a higher Purchase Price may be determined for any Offering Period by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision) or any other Applicable Laws or pursuant to Section 20 hereof.

(dd) “Section 409A” means Section 409A of the Code, as amended, including the rules and regulations promulgated thereunder, or any state law equivalent.

(ee) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ff) “Trading Day” means a day on which the Applicable Exchange is open for trading.

(gg) “Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

3. Share Limitations; Certain Provisions Relating to Common Stock. (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum aggregate number of shares of Common Stock that will be made available for issuance under the Plan shall be 1,000,000 shares of Common Stock.

(b) If any option granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such option will remain available for issuance under the Plan.

(c) Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares of Common Stock, and no right to vote or receive dividends or any other rights as a shareholder will exist with respect to such shares of Common Stock.

4. Eligibility. (a) Generally. Any Eligible Employee on a given Offering Start Date for an Offering Period will be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 6 hereof.

(b) Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Affiliate and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or any Affiliate or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Affiliate accrues at a rate that exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the Treasury Regulations thereunder.

(c) Equal Rights and Privileges. Notwithstanding any provisions of the Plan to the contrary, each Eligible Employee granted an option under the Plan shall have the same rights and privileges with respect to such option to the extent required under Section 423(b)(5) of the Code and Section 1.423-2(f) of the Treasury Regulations.

5. Offering Periods. (a) The Plan will be implemented by one or more Offering Periods. Offerings may be consecutive or overlapping as determined by the Administrator. The duration and timing of Offering Periods may be changed pursuant to this Section 5 and Section 20 hereof. The Administrator will have the power to establish the duration of the first Offering Period and change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings. No Offering Period may be more than 27 months in duration.

(b) Prior to the Offering Start Date of an Offering Period, the Administrator will establish the maximum number of shares of Common Stock that an Eligible Employee will be permitted to purchase during each Purchase Period during such Offering Period.

6. Participation. An Eligible Employee may participate in the Plan pursuant to Section 4 hereof by (a) submitting to the Company’s Corporate Secretary office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (b) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to (i) the applicable Offering Start Date as determined by the Administrator, in its sole discretion, or (ii) with respect to the first Offering Period, no later than 30 days following the Offering Start Date.

7. Contributions. (a) At the time a Participant enrolls in the Plan pursuant to Section 6 hereof, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each eligible pay day during the Offering Period equal to a whole percentage (and subject to any limit as may be set by the Administrator from time to time) of the Compensation that he or she receives on the pay day. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement or otherwise made available by the Administrator prior to each Purchase Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first eligible pay day following the Offering Start Date and will end on the last eligible pay day on or prior to the last Purchase Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 11 hereof; provided, however, that for the first Offering Period, payroll deductions will not commence until such date determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, for administrative convenience, the Administrator (by announcement prior to the first affected Offering Period) may determine that contributions with respect to an eligible pay day occurring on a Purchase Date (or during a period of up to five business days prior to a Purchase Date) shall be applied instead to the subsequent Purchase Period or Offering Period.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 11 hereof. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase or decrease the rate of his or her Contributions. The Administrator may, in its sole discretion, provide for, or amend the nature and/or number of, Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions, limitations or procedures as it deems appropriate for Plan administration.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(c) hereof, a Participant’s Contributions may be decreased by the Administrator to 0% at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 4(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 11 hereof.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted (or the remittance of payroll deductions by a Designated Company to the Company is not feasible) under Applicable Laws or (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the United States, national insurance, social security or other tax withholding or payment on account obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to satisfy applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or utilize any other method of withholding the Company deems appropriate (such as requiring a market sale of shares received under the Plan).

8. Grant of Option. On the Offering Start Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Purchase Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the Eligible Employee’s account as of the Purchase Date by the applicable Purchase Price; provided, however, that such purchase will be subject to the limitations set forth in Sections 3, 4(c) and 5(b) hereof. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 6 hereof. Exercise of the option will occur as provided in Section 9 hereof, unless the Participant has withdrawn pursuant to Section 11 hereof. The option will expire on the last day of the Offering Period.

9. Exercise of Option. (a) Unless a Participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Purchase Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased, unless otherwise determined by the Administrator. Any Contributions accumulated in a Participant’s account at the end of an Offering Period, which are not sufficient to purchase a full share will either, as the Administrator shall determine, (i) be refunded to the Participant promptly following the end of such Offering Period, or (ii) be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 11 hereof. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed the number of shares of Common Stock that were available for issuance under the Plan on such Purchase Date, the Administrator may, in its sole discretion, provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Purchase Date in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and either (x) continue all Offering Periods then in effect or (y) terminate any or all Offering Periods then in effect pursuant to Section 20 hereof.

10. Delivery. As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant (or, if required by Applicable Laws, to the Participant and his or her spouse) of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying or other dispositions of such shares. No Participant will have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 10.

11. Withdrawal. (a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose or (ii) following an electronic or other withdrawal procedure determined by the Administrator. Notwithstanding the foregoing, the Administrator may establish a reasonable deadline (such as two weeks prior to the Purchase Date) by which time withdrawals must be submitted in order for the Participant to avoid automatic exercise of his or her option on the Purchase Date (unless the Administrator in its sole discretion elects to process the withdrawal more quickly or as may be required by Applicable Laws). All of the Participant’s Contributions credited to his or her account and not applied to the purchase of shares of Common Stock will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 6 hereof.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Purchase Period from which the Participant withdraws.

12. Termination and Transfer of Employment. (a) Upon a Participant’s ceasing to be an Eligible Employee, for any reason (including by reason of the Participant’s Employer ceasing to be a Designated Company or by reason of Participant’s transfer of employment to an Affiliate that is not a Designated Company), he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant’s option will be automatically terminated.

(b) Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan. The Administrator may establish additional or different rules governing employment transfers.

13. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Laws, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering.

14. Administration. (a) The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. Nothing in such appointment shall preclude the Board from itself taking any administrative action set forth herein, except where such action is required by Applicable Laws to be taken by a Committee. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate administrative duties to any of the Company’s employees, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such rules, procedures, sub-plans and appendices to the subscription agreement as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which rules, procedures, sub-plans and appendices may take precedence over other provisions of this Plan, with the exception of Section 3(a) hereof, but unless otherwise superseded by the terms of such rules, procedures, sub-plans and appendices, the provisions of this Plan will govern the operation of such rules, procedures, sub-plans or appendices). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions and, further, including making any adjustments to correctly reflect a Participant’s elected percentage of payroll deductions or other payments),establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by Section 1.423-2(f) of the Treasury Regulations, the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

(b) The Administrator may delegate, on such terms and conditions as it determines in its sole and plenary discretion, to (i) the Chief Executive Officer of the Company who also serves as a member of the Board or (ii) one or more senior officers of the Company, in each case, any or all of its authority under the Plan and all necessary and appropriate decisions and determinations with respect thereto.

15. Designation of Beneficiary. (a) If permitted by the Administrator and subject to Applicable Laws, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) hereof, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by Section 1.423-2(f) of the Treasury Regulations.

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, or Change of Control. (a) Adjustments. In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company or other change in the corporate structure of the Company affecting the Common Stock, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall, in such manner as it shall deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Section 3 hereof and established pursuant to Sections 5(b) and 8 hereof.

(b) Dissolution or Liquidation. In the event a proposed dissolution or liquidation, Change of Control or other similar transaction of the Company receives all requisite approvals under Applicable Laws, any Offering Period then in progress will be shortened by setting a New Purchase Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, Change of Control or other similar transaction, as applicable, unless provided otherwise by the Administrator. The New Purchase Date will be before the date of the Company’s proposed dissolution or liquidation, Change of Control or other similar transaction, as applicable. The Administrator will notify each Participant in writing or electronically, prior to the New Purchase Date, that the Purchase Date for the Participant’s option has been changed to the New Purchase Date and that the Participant’s option will be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 11 hereof.

20. Amendment or Termination. (a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19 hereof). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 13 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 14(a) or Section 20(a) hereof, the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)  amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period, including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Purchase Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require shareholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. (a) Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all Applicable Law, and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Section 409A. Options granted under the Plan are exempt from the application of Section 409A and any ambiguities herein will be interpreted to so be exempt from Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Section 409A. Notwithstanding the foregoing, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an option to purchase Common Stock under the Plan (including any taxes and penalties under Section 409A), and neither the Company nor any of its Affiliates will have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Section 409A.

24. Term of Plan. The Plan became effective on [●], 2026, upon its approval by the majority of votes cast at the meeting of stockholders of the company approving the Plan. The Plan will continue in effect for a term of 20 years, unless terminated earlier under Section 20 hereof.

25. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

26. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person, or would disqualify the Plan under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan, such provision shall be construed or deemed stricken as to such jurisdiction or Person and the remainder of the Plan shall remain in full force and effect.

27. No Right to Continued Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or an Affiliate, as applicable. Further, the Company or an Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan, unless otherwise required pursuant to Applicable Laws.

28. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

29. Headings and Construction. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural.

INTERPACE BIOSCIENCES, INC.
WATERVIEW PLAZA, SUITE 310
2001 ROUTE 46
PARSIPPANY, NJ 07054

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VIEW MATERIALS &VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 19, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IDXG2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01898-P55579

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERPACE BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
5. If Proposal No.1 is approved, election of the five director nominees, who will serve until the 2027 annual meeting or until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vijay Aggarwal
02) Thomas W. Burnell
03) Joseph Keegan
04) Fortunato Ron Rocca
05) Stephen J. Sullivan

If Proposal No. 1 is not approved, election of the two Class 1 director nominees, who will serve until the 2028 annual meeting or until their respective successors are duly elected and qualified; and two Class III director nominees who will serve until the 2029 annual meeting or until their respective successors are duly elected and qualified.

Class I Nominees:	For	Withhold
5a. Vijay Aggarwal	☐	☐
5b. Stephen J. Sullivan	☐	☐
Class III Nominees:	**For**	**Withhold**
5c. Thomas W. Burnell	☐	☐
5d. Joseph Keegan	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
1. Proposal to amend and restate the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock from 100,000,000 to 200,000,000, provide for blank check preferred stock, declassify the Board to provide for annual election of directors, and certain other amendments.	☐	☐	☐
2. Proposal to grant the Board of Directors discretionary authority to amend the Company's Certificate of Incorporation to effect a reverse stock split of Common Stock at a ratio in the range from one-for-two to one-for-ten with the exact ratio, if any, to be determined by the Company's Board of Directors following the Annual Meeting.	☐	☐	☐
3. Proposal to approve the Company's 2026 Equity Incentive Plan.	☐	☐	☐
4. Proposal to approve the Company's 2026 Employee Stock Purchase Plan.	☐	☐	☐
6. Proposal to approve a non-binding advisory vote on a resolution approving the compensation of our named executive officers.	☐	☐	☐
7. Ratification of the appointment of EisnerAmper, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T01899-P55579

INTERPACE BIOSCIENCES, INC.
Annual Meeting of Shareholders
August 20, 2026 4:00 PM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas W. Burnell and Christopher McCarthy, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INTERPACE BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EDT on August 20, 2026, at www.virtualshareholdermeeting.com/IDXG2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side